   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 18, 1998


                                                                FILE NO. 33-8708
                                                               FILE NO. 811-4839
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
                         PRE-EFFECTIVE AMENDMENT NO.                         [ ]
                        POST-EFFECTIVE AMENDMENT NO. 14                      [X]
                                     AND/OR
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]
                                AMENDMENT NO. 15                             [X]
                        (CHECK APPROPRIATE BOX OR BOXES)

                            ------------------------

                MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND FUND
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                   P.O. BOX 9011                                            08543-9011
               PRINCETON, NEW JERSEY                                        (ZIP CODE)
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (609) 282-2800

                                ROBERT W. CROOK
                MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND FUND
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                            ------------------------

                                   COPIES TO:

              PHILIP L. KIRSTEIN, ESQ.                             LEONARD B. MACKEY, JR., ESQ.
            FUND ASSET MANAGEMENT, L.P.                                 ROGERS & WELLS LLP
                   P.O. BOX 9011                                         200 PARK AVENUE
          PRINCETON, NEW JERSEY 08543-9011                           NEW YORK, NEW YORK 10166

                            ------------------------

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):

[X]  immediately upon filing pursuant to paragraph (b)
[ ]  60 days after filing pursuant to paragraph (a)
[ ]  on (date) pursuant to paragraph (a)(i)
[ ]  75 days after filing pursuant to paragraph (a)(ii)
[ ]  on (date) pursuant to paragraph (a)(ii) of rule 485.

                    IF APPROPRIATE, CHECK THE FOLLOWING BOX:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                        CALCULATION OF REGISTRATION FEE

     TITLE OF SECURITIES BEING REGISTERED CLASS A SHARES, CLASS B SHARES, CLASS C SHARES AND CLASS D SHARES OF COMMON STOCK OF THE MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND FUND.

================================================================================

                MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND FUND

                             CROSS REFERENCE SHEET
                                   FORM N-1A

ITEM NO.                                                              LOCATION
--------                                              -----------------------------------------
 PART A
    1.     Cover Page...............................  Cover Page
    2.     Synopsis.................................  Fee Table
    3.     Financial Highlights.....................  Financial Highlights; Performance Data
    4.     General Description of Registrant........  Investment Objectives and Policies;
                                                      Additional Information
    5.     Management of the Fund...................  Fee Table; Investment Adviser; Trustees;
                                                        Portfolio Transactions; Additional
                                                        Information
   5A.     Management's Discussion of Fund
             Performance............................  *
    6.     Capital Stock and Other Securities.......  Cover Page; Dividends, Distributions and
                                                        Taxes; Additional Information
    7.     Purchase of Securities Being Offered.....  Fee Table; Purchase of Shares; Merrill
                                                      Lynch Select Pricing(SM) System;
                                                        Additional Information
    8.     Redemption or Repurchase.................  Fee Table; Redemption of Shares; Merrill
                                                        Lynch Select Pricing(SM) System;
                                                        Shareholder Services
   *9.     Pending Legal Proceedings................  *
PART B
   10.     Cover Page...............................  Cover Page
   11.     Table of Contents........................  Table of Contents
   12.     General Information and History..........  Additional Information
   13.     Investment Objectives and Policies.......  Investment Objectives and Policies;
                                                      Investment Restrictions; Portfolio
                                                        Transactions
   14.     Management of the Fund...................  Management of the Fund
  *15.     Control Persons and Principal Holders of
             Securities.............................  *
   16.     Investment Advisory and Other Services...  Management of the Fund; Purchase of
                                                      Shares
   17.     Brokerage Allocation and Other
             Practices..............................  Portfolio Transactions
  *18.     Capital Stock and Other Securities.......  *
   19.     Purchase, Redemption and Pricing of
             Securities Being Offered...............  Purchase of Shares; Determination of Net
                                                        Asset Value; Redemption of Shares;
                                                        Systematic Withdrawal Plans; Retirement
                                                        Plans; Exchange Privilege; Additional
                                                        Information
   20.     Tax Status...............................  Dividends, Distributions and Taxes
   21.     Underwriters.............................  Purchase of Shares
   22.     Calculation of Performance Data..........  Performance Data
   23.     Financial Statements.....................  Financial Statements
PART C

     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.
------------

* Item inapplicable or answer negative.

PROSPECTUS

FEBRUARY 18, 1998


                MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND FUND
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 - PHONE NO. (609) 282-2800
                            ------------------------

     Merrill Lynch Intermediate Government Bond Fund (the "Fund") is a diversified, open end investment company seeking the highest possible current income consistent with the protection of capital afforded by investing in intermediate-term debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities with a maximum maturity not to exceed fifteen years. Under normal circumstances, all or substantially all of the Fund's assets will be invested in such securities. Under normal market conditions, the Fund will maintain a dollar-weighted average maturity of six to eight years. There can be no assurance that the Fund's investment objective will be realized. For more information on the Fund's investment objective and policies, please see "Investment Objectives and Policies" on page 10.

     Pursuant to the Merrill Lynch Select Pricing(SM) System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. Class C shares of the Fund are available only through the Exchange Privilege. The Merrill Lynch Select Pricing(SM) System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Merrill Lynch Select Pricing(SM) System" on page 3.

     Shares may be purchased directly from Merrill Lynch Funds Distributor, Inc. (the "Distributor"), P.O. Box 9081, Princeton, New Jersey 08543-9081 (609) 282-2800, or from other securities dealers which have entered into selected dealer agreements with the Distributor including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). The minimum initial purchase for shares is $1,000 and the minimum subsequent purchase is $50, except that for retirement plans the minimum initial purchase is $100 and the minimum subsequent purchase is $1, and for participants in certain fee-based programs the minimum initial purchase is $500 and the minimum subsequent purchase is $50. Merrill Lynch may charge its customers a processing fee (presently $5.35) for confirming purchases and repurchases. Purchases and redemptions made directly through Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent") are not subject to the processing fee. See "Purchases of Shares" and "Redemption of Shares."

     A shareholder may have his shares redeemed at their net asset value per share.


     Prior to February 18, 1997, the Fund operated as the Merrill Lynch Institutional Intermediate Fund. At the close of business on February 14, 1997, the Fund was reorganized as the Merrill Lynch Intermediate Government Bond Fund and shares of the Fund outstanding on that date were reclassified as Class D shares.

                            ------------------------

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
          PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------


     This Prospectus is a concise statement of information about the Fund that is relevant to making an investment in the Fund. This Prospectus should be retained for future reference. A statement containing additional information about the Fund dated February 18, 1998 (the "Statement of Additional Information") has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained without charge, by calling or writing the Fund at the above telephone number or address. The Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information about the Fund. The Statement of Additional Information is hereby incorporated.

                            ------------------------

              MERRILL LYNCH ASSET MANAGEMENT -- INVESTMENT ADVISER MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                                   FEE TABLE

     A general comparison of the sales arrangements and other nonrecurring and recurring expenses applicable to shares of the Fund follows.


                                                               CLASS A(a)    CLASS B(b)    CLASS C(c)    CLASS D(d)
                                                               ----------    ----------    ----------    ----------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Charge Imposed on Purchases (as a percentage
    of offering price)......................................      1.00%(e)       None          None         1.00%(e)
  Sales Charge Imposed on Dividend Reinvestments............       None          None          None          None
  Deferred Sales Charge (as a percentage of original
    purchase price or redemption proceeds, whichever is
    lower)..................................................       None(f)       1.0%(g)       1.0%(h)       None(f)
  Exchange Fee..............................................       None          None          None          None
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE
  NET ASSETS)(i):
  Investment Adviser Fees(j)................................      0.40%         0.40%         0.40%         0.40%
  12b-1 Fees(k):
    Account Maintenance Fees................................       None         0.25%         0.25%         0.10%
    Distribution Fees.......................................       None         0.25%         0.25%          None
  Other Expenses:
    Shareholder Servicing Fees(l)...........................      0.07%         0.10%         0.10%         0.07%
    Other Fees..............................................      1.12%         1.12%         1.12%         1.12%
                                                                  -----         -----         -----         -----
      Total Other Expenses..................................      1.19%         1.22%         1.22%         1.19%
                                                                  -----         -----         -----         -----
  Total Fund Operating Expenses(m)..........................      1.59%         2.12%         2.12%         1.69%
                                                                  =====         =====         =====         =====


---------------

(a) Class A shares are sold to a limited group of investors including existing Class A shareholders, certain retirement plans and certain participants in fee-based programs. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares" -- page 16 and "Shareholder Services -- Fee-Based Programs" -- page 31.


(b) Class B shares convert to Class D shares automatically approximately ten years after initial purchase. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares" -- page 18.

(c) Class C shares are available only through the Exchange Privilege. See "Shareholder Services -- Exchange Privilege" -- page 32.

(d) The shares of the Fund in existence prior to its reorganization at the close of business on February 14, 1997 have been reclassified as Class D shares.

(e) Reduced for purchases of $100,000 and over, and waived for purchases of Class A shares by certain retirement plans and participants in connection with certain fee-based programs. Class A or Class D purchases of $1,000,000 or more may not be subject to an initial sales charge. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D
     Shares" -- page 16.


(f) Class A and Class D shares are not subject to a contingent deferred sales charge ("CDSC"), except that certain purchases of $1,000,000 or more that are not subject to an initial sales charge may instead be subject to a CDSC of 0.20% of amounts redeemed within the first year after purchase. Such CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services -- Fee-Based Programs" -- page 31.



(g) Decreasing 1.0% thereafter to 0.0% after the first year. The CDSC may be modified in connection with certain fee-based programs. See "Shareholder Services -- Fee-Based Programs" -- page 31.



(h) Decreasing 1.0% thereafter to 0.0% after the first year. The CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services -- Fee-Based Programs" -- page 31.



(i) The Fund was reorganized at the close of business on February 14, 1997. Information for Class D shares is stated for the fiscal year ended October 31, 1997. Information under "Other Expenses" for Class A, Class B and Class C shares is estimated for the fiscal year ending October 31, 1998.


(j)  See "Investment Adviser" -- page 11.

(k) See "Purchase of Shares -- Distribution Plans" -- page 22.

(l)  See "Investment Adviser -- Transfer Agency Services" -- page 13.


(m) For the fiscal year ended October 31, 1997, Merrill Lynch Asset Management, L.P. ("MLAM" or the "Manager") voluntarily waived its entire management fee and voluntarily reimbursed the Fund for a portion of other expenses (excluding Rule 12b-1 fees). Total Fund Operating Expenses in the Fee Table above have been restated to assume the absence of any such waiver of fees or reimbursement of expenses because the Manager may discontinue or reduce such waiver of fees or reimbursement of expenses at any time without notice. For the fiscal year ended October 31, 1997, the Manager waived management fees and reimbursed expenses totalling 0.96% for Class A shares, 1.03% for Class B shares, 1.17% for Class C shares and 0.44% for Class D shares after which Total Fund Operating Expenses were 1.12% for Class A shares, 1.39% for Class B shares, 1.47% for Class C shares and 1.25% for Class D shares.

EXAMPLE:

                                                                        CUMULATIVE EXPENSES PAID
                                                                           FOR THE PERIOD OF:
                                                                ----------------------------------------
                                                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                ------    -------    -------    --------
An investor would pay the following expenses on a $1,000
  investment, including the maximum $10 initial sales charge
  (Class A and Class D shares only) assuming (i) the Total
  Fund Operating Expenses for each class set forth on page 2,
  (ii) a 5% annual return throughout the periods and (iii)
  redemption at the end of the period including any
  applicable CDSCs for Class B and Class C shares:
     Class A.................................................    $ 26       $60       $  96       $197
     Class B.................................................    $ 32       $66       $ 114       $245
     Class C*................................................    $ 32       $66       $ 114       $245
     Class D.................................................    $ 27       $63       $ 101       $208
An investor would pay the following expenses on the same
  $1,000 investment assuming no redemption at the end of the period:
     Class A.................................................    $ 26       $60       $  96       $197
     Class B.................................................    $ 22       $66       $ 114       $245
     Class C*................................................    $ 22       $66       $ 114       $245
     Class D.................................................    $ 27       $63       $ 101       $208

---------------
* Class C shares are available only through the Exchange Privilege.

     The foregoing Fee Table is intended to assist investors in understanding costs and expenses that a shareholder in the Fund will bear directly or indirectly. The expenses set forth under "Other Expenses" are based on estimated amounts through the end of the Fund's fiscal year on October 31, 1998. The Example set forth above assumes the reinvestment of all dividends and distributions and utilizes a five percent annual rate of return as mandated by Securities and Exchange Commission regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR THE PURPOSE OF THE EXAMPLE. Class B and Class C shareholders who hold their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charges permitted under the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD"). Merrill Lynch may charge its customers a processing fee (presently $5.35) for confirming purchases and redemptions. Purchases and redemptions effected directly through the Fund's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemptions of Shares."

                    MERRILL LYNCH SELECT PRICING(SM) SYSTEM

     The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. The shares of each class may be purchased at a price equal to the next determined net asset value per share subject to the sales charges and ongoing fee arrangements described below. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B are sold to investors choosing the deferred sales charge alternatives. Class C shares are offered only through the Exchange Privilege and may not be purchased except through exchange of Class C shares of certain other funds. The Merrill Lynch Select

Pricing(SM) System is used by more than 50 registered investment companies advised by Merrill Lynch Asset Management, L.P. ("MLAM" or the "Investment Adviser") or its affiliate, Fund Asset Management, L.P. ("FAM"). Funds advised by MLAM or FAM that use the Merrill Lynch Select Pricing(SM) System are referred to herein as "MLAM-advised mutual funds."

     Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The CDSCs, distribution and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on the Class D shares, will be imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder Services -- Exchange Privilege."

     Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the CDSCs and distribution fees with respect to the Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

     The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing(SM) System, followed by a more detailed description of each class and a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing(SM) System that the investor believes is most beneficial under his or her particular circumstances. More detailed information as to each class of shares is set forth under "Purchase of Shares."

===========================================================================================================
                                                       ACCOUNT
                                                     MAINTENANCE   DISTRIBUTION         CONVERSION
 CLASS                SALES CHARGE(1)                    FEE            FEE               FEATURE

   A      Maximum 1.00% initial sales                    No             No                  No
            charge(2),(3)
   B      CSDC for one year, at a rate of 1.0%          0.25%          0.25%        B shares convert to
            during the first year, decreasing 0.0%                                D shares automatically
            after the first year(4)                                                 after approximately
                                                                                       ten years(5)
   C(6)   CDSC for one year, at a rate of 1.0%          0.25%          0.25%                No
            during the first year, decreasing to
            0.0% after the first year(7)
   D      Maximum 1.00% initial sales charge(3)         0.10%           No                  No
===========================================================================================================

---------------
(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. Contingent deferred sales charges ("CDSCs") are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.
(2) Offered only to eligible investors. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares -- Eligible Class A Investors."
(3) Reduced for purchases of $100,000 or more and waived for purchases of Class A shares by certain retirement plans and participants in connection with certain fee-based programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived, may be subject to a 0.20% CDSC if redeemed within one year. Such CDSC may be waived in connection with certain fee-based programs. A 0.30% sales charge for 401(k) purchases over $1,000,000 will apply. See "Class A" and "Class D" below.
(4) The CDSC may be modified in connection with certain fee-based programs.
(5) The conversion and holding periods for dividend reinvestment shares and certain retirement plans were modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have an eight-year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.
(6) Class C shares are available only through the Exchange Privilege. See "Shareholder Services -- Exchange Privilege."
(7) The CDSC may be waived in connection with certain fee-based programs.

Class A: Class A shares incur an initial sales charge when they are purchased and bear no ongoing distribution or account maintenance fees. Class A shares will be offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors who currently own Class A shares of the Fund in a shareholder account are entitled to purchase additional Class A shares of the Fund. Other eligible investors include certain retirement plans and participants in certain fee-based programs. In addition, Class A shares will be offered at net asset value to directors and employees of Merrill Lynch & Co., Inc. ("ML & Co.") and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co., includes MLAM, FAM and certain other entities directly or indirectly wholly-owned and controlled by ML & Co.) and to members of the Boards of MLAM-advised mutual funds. The maximum initial sales charge of 1.00%, reduced for purchases of $100,000 and over, and waived for purchases of Class A shares by certain retirement plans and participants in connection with certain fee-based programs. Purchases of $1,000,000 or more may not be subject to an initial sales charge, but if the initial sales charge is waived, such purchases may be subject to a CDSC of 0.20% if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. Sales charges also are reduced under a right of accumulation that takes into account the investor's holdings of all classes of all MLAM-advised mutual funds. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares."

Class B: Class B shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee at the annual rate of 0.25% of the Fund's average daily net assets attributable to Class B shares, an ongoing distribution fee at the annual rate of 0.25% of average daily net assets attributable to Class B shares and a CDSC if they are redeemed within one year of purchase. Such CDSC may be modified in connection with certain fee-based programs. Approximately ten years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately eight years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired. Automatic conversion of Class B shares into Class D shares will occur at least once a month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for federal income tax purposes. Shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The conversion period for dividend reinvestment shares and the conversion and holding periods for certain retirement plans is modified as described under "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares -- Conversion of Class B Shares to Class D Shares."

Class C: Class C shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee at the annual rate of 0.25% of average daily net assets and an ongoing distribution fee of 0.25% of average daily net assets. Class C shares are also subject to a 1.0% CDSC if they are redeemed within one year of purchase. Such CDSC may be waived in connection with certain fee-based programs. Although Class C shares are subject to a CDSC for only one year, Class C shares have no conversion feature and, accordingly, an investor who purchases Class C shares will be subject to distribution fees that will be imposed on Class C shares for an indefinite period subject to annual approval by the Fund's Board of Trustees and regulatory limitations. Class C shares are available only through the Exchange Privilege.

Class D: The shares of the Fund in existence prior to its reorganization at the close of business on February 14, 1997 have been reclassified as Class D shares. Although purchasers of Class D shares generally will be subject to a 1.00% initial sales charge, those shareholders of the Fund who have held shares of the Fund since prior to its reorganization at the close of business on February 14, 1997 will not be subject to any sales charge with respect to either their reclassified Class D shares or any Class D shares that they may purchase in the future. In addition, while the Fund's shares prior to its reorganization at the close of business on February 14, 1997 were subject to a 0.15% annual distribution fee, the Class D shares are subject to a 0.10% annual account maintenance fee. Class D shares incur an initial sales charge when they are purchased and are subject to an ongoing account maintenance fee at the annual rate of 0.10% of average daily net assets. Class D shares are not subject to an ongoing distribution fee or any CDSC when they are redeemed. The maximum initial sales charge of 1.00% is reduced for purchases of $100,000 and over. Purchases of $1,000,000 or more may not be subject to an initial sales charge, but if the initial sales charge is waived, such purchases may be subject to a CDSC of 0.20% if the shares are redeemed within one year of purchase. Such CDSC may be waived in connection with certain fee-based programs. The schedule of initial sales charges and reductions for Class D shares is the same as the schedule for Class A shares, except that there is no waiver for purchases in connection with certain fee-based programs. Class D shares also will be issued upon conversion of Class B shares as described above under "Class B." See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares."

     The following is a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing(SM) System that the investor believes is most beneficial under the his or her particular circumstances.

     Initial Sales Charge Alternatives. Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because of the account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charge and, in the case of Class D shares, the account maintenance fee. Although some investors who previously purchased Class A shares may no longer be eligible to purchase Class A shares of other MLAM-advised mutual funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation which may qualify the investor for reduced initial sales charges on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

     Deferred Sales Charge Alternatives. Because no initial sales charges are deducted at the time of purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors who do not qualify for a reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately ten years, and thereafter investors will be subject to lower ongoing fees. Class C shares are available only through the Exchange Privilege.

     Certain investors may elect to purchase Class B shares if they determine it to be most advantageous to have all their funds invested initially and intend to hold their shares for an extended period of time. Investors in Class B shares should take into account whether they intend to redeem their shares within the CDSC period and, if not, whether they intend to remain invested until the end of the conversion period and thereby take advantage of the reduction in ongoing fees resulting from the conversion into Class D shares. Other investors, however, may elect to purchase Class C shares if they determine that it is advantageous to have all their assets invested initially and they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds. Although Class C shareholders are subject to a one year CDSC period, they forgo the Class B conversion feature, making their investment subject to account maintenance and distribution fees for an indefinite period of time. In addition, while both Class B and Class C distribution fees are subject to the limitations on asset-based sales charges imposed by the NASD, the Class B distribution fees are further limited under a voluntary waiver of asset-based sales charges. See "Purchase of Shares -- Limitations on the Payment of Deferred Sales Charges."

                              FINANCIAL HIGHLIGHTS

    The financial information in the table below has been audited in conjunction with the annual audits of the financial statements of the Fund by Deloitte & Touche LLP, independent auditors. Financial Statements for the fiscal year ended October 31, 1997 and the independent auditors' report thereon are included in the Statement of Additional Information. The shares of the Fund in existence prior to the close of business on February 14, 1997 were reclassified as Class D shares. In connection with its reorganization at the close of business on February 14, 1997, the Fund changed its investment objective from investing only in assets which would permit shares of the Fund to qualify both as "liquid assets" under the regulations of the Office of Thrift Supervision and as an investment permitted by the regulations of the National Credit Union Association to seeking the highest possible current income consistent with the protection of capital afforded by investing in intermediate-term debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities with a maximum maturity not to exceed fifteen years and, under normal market conditions, a dollar-weighted average maturity of six to eight years. For the period from the commencement of the Fund's operations through its reorganization at the close of business on February 14, 1997, the portfolio of the Fund has consisted primarily of securities issued by the U.S. Government and its agencies and instrumentalities. The average maturity of the Fund's portfolio during this period (generally ranging from two to five years) has been somewhat shorter than the average maturity of the Fund of six to eight years following the change in its investment objective upon its reorganization. As a result, the financial information in the table below for operations of the Fund prior to its reorganization may not be indicative of its performance following its reorganization. Further information about the Fund's performance is contained in the Fund's Annual Report, which can be obtained, without charge, upon request.

    The per share data and ratios set forth below have been derived from information provided in the Fund's audited financial statements. The Fund issued one class of shares prior to its reorganization on February 14, 1997. Shares of the Fund in existence at the close of business on that date have been reclassified as Class D shares. The Fund offers four classes of shares, including Class A shares, Class B shares, Class C shares and Class D shares.

                                                                           FOR THE
                                                                             YEAR
                                                                            ENDED
                                           FOR THE PERIOD FEBRUARY 18,     OCT. 31,
                                              1997+ TO OCT. 31, 1997         1997
                                          ------------------------------   --------
                                          CLASS A    CLASS B    CLASS C    CLASS D
                                          --------   --------   --------   --------
Increase (Decrease) in Net Asset Value:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....  $  9.66    $  9.66    $  9.66    $  9.68
                                          -------    -------    -------    -------
 Investment income -- net...............      .39        .37        .36        .55
 Realized and unrealized gain (loss) on
   investments -- net...................      .08        .08        .07        .06
                                          -------    -------    -------    -------
 Total from investment operations.......      .47        .45        .43        .61
                                          -------    -------    -------    -------
 Less dividends from investment
   income -- net........................     (.39)      (.37)      (.36)      (.55)
                                          -------    -------    -------    -------
Net asset value, end of period..........  $  9.74    $  9.74    $  9.73    $  9.74
                                          =======    =======    =======    =======
TOTAL INVESTMENT RETURN:**
Based on net asset value per share......     5.04% #    4.81% #    4.57% #    6.60%
                                          =======    =======    =======    =======
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement..........     1.12% *    1.39% *    1.47% *    1.25%
                                          =======    =======    =======    =======
Expenses................................     2.08% *    2.42% *    2.64% *    1.69%
                                          =======    =======    =======    =======
Investment income -- net................     5.95% *    5.69% *    5.55% *    5.71%
                                          =======    =======    =======    =======
SUPPLEMENTAL DATA:
Net assets, end of period (in
 thousands).............................  $   425    $   829    $    47    $28,805
                                          =======    =======    =======    =======
Portfolio turnover......................   201.55%    201.55%    201.55%    201.55%
                                          =======    =======    =======    =======


                                                     FOR THE YEAR ENDED OCTOBER 31,
                                          -----------------------------------------------------
                                            1996       1995      1994       1993        1992
                                          --------   --------   -------   ---------   ---------
Increase (Decrease) in Net Asset Value:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....  $   9.82   $   9.60   $ 10.31   $   10.06   $    9.76
                                           -------    -------   -------    --------     -------
 Investment income -- net...............       .61        .62       .55         .54         .62
 Realized and unrealized gain (loss) on
   investments -- net...................      (.14)       .22      (.71)        .25         .30
                                           -------    -------   -------    --------     -------
 Total from investment operations.......       .47        .84      (.16)        .79         .92
                                           -------    -------   -------    --------     -------
 Less dividends from investment
   income -- net........................      (.61)      (.62)     (.55)       (.54)       (.62)
                                           -------    -------   -------    --------     -------
Net asset value, end of period..........  $   9.68   $   9.82   $  9.60   $   10.31   $   10.06
                                           =======    =======   =======    ========     =======
TOTAL INVESTMENT RETURN:**
Based on net asset value per share......      4.87%      9.00%    (1.54)%      8.07%       9.66%
                                           =======    =======   =======    ========     =======
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement..........       .97%       .96%      .83%        .80%        .82%
                                           =======    =======   =======    ========     =======
Expenses................................       .97%       .96%      .83%        .80%        .82%
                                           =======    =======   =======    ========     =======
Investment income -- net................      6.19%      6.38%     5.55%       5.34%       6.24%
                                           =======    =======   =======    ========     =======
SUPPLEMENTAL DATA:
Net assets, end of period (in
 thousands).............................  $ 47,281   $ 65,139   $81,407   $ 122,283   $  94,798
                                           =======    =======   =======    ========     =======
Portfolio turnover......................     51.44%     47.90%   172.51%     204.80%     156.12%
                                           =======    =======   =======    ========     =======


                                            1991        1990        1989        1988
                                          ---------   ---------   ---------   ---------
Increase (Decrease) in Net Asset Value:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....  $    9.35   $    9.42   $    9.44   $    9.57
                                           --------    --------    --------    --------
 Investment income -- net...............        .72         .77         .83         .80
 Realized and unrealized gain (loss) on
   investments -- net...................        .41        (.07)       (.02)       (.13)
                                           --------    --------    --------    --------
 Total from investment operations.......       1.13         .70         .81         .67
                                           --------    --------    --------    --------
 Less dividends from investment
   income -- net........................       (.72)       (.77)       (.83)       (.80)
                                           --------    --------    --------    --------
Net asset value, end of period..........  $    9.76   $    9.35   $    9.42   $    9.44
                                           ========    ========    ========    ========
TOTAL INVESTMENT RETURN:**
Based on net asset value per share......      12.62%       7.75%       9.12%       7.29%
                                           ========    ========    ========    ========
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement..........        .81%        .75%        .70%        .65%
                                           ========    ========    ========    ========
Expenses................................        .81%        .75%        .70%        .65%
                                           ========    ========    ========    ========
Investment income -- net................       7.66%       8.24%       8.96%       8.36%
                                           ========    ========    ========    ========
SUPPLEMENTAL DATA:
Net assets, end of period (in
 thousands).............................  $ 125,888   $ 151,891   $ 211,528   $ 303,530
                                           ========    ========    ========    ========
Portfolio turnover......................     202.11%      68.74%     306.69%     262.56%
                                           ========    ========    ========    ========


---------------
 * Annualized.
** Total investment returns exclude the effects of sales loads.
 + Commencement of operations.
 # Aggregate total investment return.

                       INVESTMENT OBJECTIVES AND POLICIES

     The Fund is a diversified, open-end management investment company. The Fund's investment objective is to seek the highest possible current income consistent with the protection of capital afforded by investing in intermediate-term debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities with a maximum maturity not to exceed fifteen years. Under normal circumstances, all or substantially all of the Fund's assets will be invested in such securities. Under normal market conditions, the Fund will maintain a dollar-weighted average maturity of six to eight years.

     Certain of the securities in which the Fund invests are supported by the full faith and credit of the U.S. Government, such as U.S. Treasury obligations. Other of the securities in which the Fund invests are not supported by the full faith and credit of the U.S. Government but are issued by U.S. Government agencies, instrumentalities or government-sponsored enterprises. Such securities are generally supported only by the credit of the agency, instrumentality or enterprise issuing the security and are generally considered to have a low principal risk. However, because of the longer-term maturities of the securities in which the Fund will invest, interest rate fluctuations may adversely affect the market value of such securities. As interest rates rise, the value of fixed-income securities will fall, adversely affecting the net asset value of the Fund.

INVESTMENT RESTRICTIONS

     The Fund has adopted a number of restrictions and policies relating to the investment of its assets and its activities which are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. Investors are referred to the Statement of Additional Information for a complete description of such restrictions and policies.

OTHER PORTFOLIO STRATEGIES

     Indexed and Inverse Securities. The Fund may invest in securities whose potential return is based on the change in particular measurements of value or an interest rate (an "index"). As an illustration, the Fund may invest in a security that pays interest and returns of principal based on the change in an index of interest rates or on the value of a precious or industrial metal. Interest and principal payable on a security may also be based on relative changes among particular indices. In addition, the Fund may invest in securities whose potential investment return is inversely based on the change in particular indices. For example, the Fund may invest in securities that pay a higher rate of interest and principal when a particular index decreases and pay a lower rate of interest and principal when the value of the index increases. To the extent that the Fund invests in such types of securities, it will be subject to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal.

     Certain indexed securities, including certain inverse securities, may have the effect of providing a degree of investment leverage, because they may increase or decrease in value at a rate that is a multiple of the changes in applicable indices. As a result, the market value of such securities will generally be more volatile than the market values of fixed-rate securities. The Fund believes that indexed securities, including inverse securities, represent flexible portfolio management instruments that may allow the Fund to seek potential investment rewards, hedge other portfolio positions, or vary the degree of portfolio leverage relatively efficiently under different market conditions.

     Lending of Portfolio Securities. The Fund may from time to time lend securities from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government which, while the loan is outstanding, will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities plus accrued interest. Such cash collateral will be invested in short-term securities, the income from which will increase the return to the Fund.

     Forward Commitments. The Fund may purchase securities on a when-issued basis or forward commitment basis and may purchase or sell such securities for delayed delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Fund at the time of entering into the transaction. The value of the security on the delivery date may be more or less than its purchase price. The Fund will establish a segregated account in connection with such transactions in which the Fund will deposit liquid securities with a value at least equal to the Fund's exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Securities and Exchange Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund's exposure to loss.

     Repurchase Agreements. The Fund may invest in repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the seller agrees, upon entering into the contract, to repurchase the security from the Fund at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return for the Fund insulated from market fluctuations during such period. In the event of default by the seller under a repurchase agreement, a Fund will continue to hold the seller's securities as collateral but may suffer time delays and incur costs or possible losses in connection with such transactions.

                               INVESTMENT ADVISER

     The Investment Adviser to the Fund is MLAM, an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. The principal address of the Investment Adviser is 800 Scudders Mill Road, Plainsboro, New Jersey 08536 (mailing address: P.O. Box 9011, Princeton, New Jersey 08543-9011). The Investment Adviser or its affiliate, Fund Asset Management, L.P. ("FAM"), acts as the investment adviser for more than 140 registered investment companies. The Investment Adviser also offers portfolio management and portfolio analysis services to individual and institutional accounts. As of December 31, 1997, the Investment Adviser and FAM had a total of $278.7 billion in investment company and other portfolios assets under management, including accounts of certain affiliates of the Investment Adviser.

     The Investment Adviser has entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with MLAM U.K., an indirect, wholly owned subsidiary of ML & Co. and an affiliate of the Investment Adviser, pursuant to which the Investment Adviser pays MLAM U.K. a fee for providing investment advisory services to the Investment Adviser with respect to the Fund in an amount to be determined from time to time by the Investment Adviser and MLAM U.K., but in no event in excess of the amount that the Investment Adviser actually receives for providing services to the Fund pursuant to the Investment Advisory Agreement.

     MLAM, subject to the general supervision of the Board of Trustees of the Fund, renders investment advice and is responsible for the overall management of the Fund's business affairs. The responsibility for making decisions to buy, sell or hold a particular security rests with MLAM.

     The Fund pays the Investment Adviser a monthly fee at the annual rate of 0.40% of the average daily net assets of the Fund. In addition, the Investment Advisory Agreement obligates the Fund to pay certain expenses incurred in its operations including, among other things, the investment advisory fee, legal and audit fees, registration fees, unaffiliated trustees' fees and expenses, custodian and transfer agency fees, accounting costs, the costs of issuing and redeeming shares and certain of the costs of printing proxies, shareholder reports, prospectuses and statements of additional information.

     The Investment Adviser has agreed that, in the event the operating expenses of the Fund (including the fees payable to the Investment Adviser but excluding taxes, interest, brokerage and extraordinary expenses) for any fiscal year exceed the expense limitations applicable to the Fund imposed by state securities laws or any published regulations thereunder, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or regulations, will annually reimburse the Fund in the amount of such excess.

     MLAM received $152,873 (based on average daily net assets of approximately $38.3 million) in investment advisory fees from the Fund during the Fund's fiscal year ended October 31, 1997. For the same period, the ratio of total expenses to average net assets was 2.08% for Class A shares, 2.42% for Class B shares, 2.64% for Class C shares and 1.69% for Class D shares. Accounting services are provided to the Fund by MLAM, and the Fund reimburses MLAM for its costs in connection with such services. For the fiscal year ended October 31, 1997, the amount of such reimbursement was $14,972.

     Ralph A. DeCesare serves as the Portfolio Manager for the Fund and is primarily responsible for the day-to-day management of the Fund. Mr. DeCesare has served as Vice President of MLAM since 1993.

CODE OF ETHICS

     The Board of Trustees of the Fund has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940 (the "Investment Company Act") which incorporates the Code of Ethics of the Investment Adviser (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Investment Adviser and, as described below, impose additional, more onerous, restrictions on fund investment personnel.

     The Codes require that all employees of the Investment Adviser preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

TRANSFER AGENCY SERVICES

     The Transfer Agent, which is a subsidiary of ML & Co., acts as the Fund's Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives an annual fee of up to $11.00 per Class A or Class D account of the Fund and up to $14.00 per Class B or Class C account of the Fund, and is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. Additionally, a $.20 monthly closed account charge will be assessed on all accounts which close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of the Transfer Agency Agreement, the term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co. For the fiscal year ended October 31, 1997, the total fee paid by the Fund to the Transfer Agent was $25,060, pursuant to its current and previous transfer agency and service agreement with State Street Bank and Trust Company.

                                    TRUSTEES

     The Trustees of the Fund consist of seven individuals, five of whom are not "interested persons" of the Fund as defined in the Investment Company Act. The Trustees of the Fund are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act. The Board of Trustees elects officers of the Fund annually.

     The Trustees of the Fund and their principal employment are as follows:

     ROBERT W. CROOK* -- Senior Vice President of the Investment Adviser and of the Distributor.

     A. BRUCE BRACKENRIDGE -- Retired Group Executive of J.P. Morgan & Co., Inc. and Morgan Guaranty Trust Company.

     CHARLES C. CABOT, JR. -- Partner in the law firm of Sullivan & Worcester.

     JAMES T. FLYNN -- Retired Chief Financial Officer of J.P. Morgan & Co.,
Inc.

     TERRY K. GLENN* -- Executive Vice President of the Investment Adviser and FAM and President and Director of the Distributor.

     GEORGE W. HOLBROOK, JR. -- Managing Partner of Bradley Resources Company.

     W. CARL KESTER -- Professor, Business Administration, Harvard University Graduate School of Business Administration.
---------------

* Interested person, as defined in the Investment Company Act of 1940, of the Fund.

                               PURCHASE OF SHARES

     The Fund continuously offers its shares in four classes at a public offering price equal to the net asset value plus varying sales charges as set forth below. Merrill Lynch Funds Distributor, Inc. (the "Distributor"), an affiliate of both the Investment Adviser and Merrill Lynch, acts as the distributor of the shares. Class C shares of the Fund are offered only through the Exchange Privilege. See "Deferred Sales Charge Alternatives -- Class B and Class C Shares" below.

     Shares may be purchased directly from the Distributor or from other securities dealers, including Merrill Lynch, with whom the Distributor has entered into selected dealer agreements. The minimum initial purchase is $1,000 and the minimum subsequent purchase is $50, except that for retirement plans, the minimum initial purchase is $100 and the minimum subsequent purchases requirement is $1, and for participants in certain fee-based programs the minimum initial purchase is $500 and the minimum subsequent purchase is $50. Merrill Lynch may charge its customers a processing fee (currently $5.35) to confirm a sale of shares to such customers. Purchases made directly through the Transfer Agent are not subject to the processing fee.

     As to purchase orders received by securities dealers prior to the close of the New York Stock Exchange (the "NYSE") (generally 4:00 p.m., New York City time) on the day the order is placed with the Distributor, including orders received after the close on the previous day, the applicable offering price will be based on the net asset value determined as of 15 minutes after the close of the NYSE on the day the order is placed with the Distributor, provided the order is received by the Distributor not later than 30 minutes after the close of business on the NYSE (generally 4:00 p.m., New York City time), on that day. If the purchase orders are not received by the Distributor as of 30 minutes after the close of business on the NYSE, such orders will be deemed received on the next business day. Any order may be rejected by the Distributor or the Fund. Neither the Distributor nor securities dealers are permitted to withhold placing orders to benefit themselves by a price change. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets, or otherwise. Any order may be rejected by the Distributor or the Fund.

     The Fund issues four classes of shares under the Merrill Lynch Select Pricing(SM) System, which permits each investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Class A and Class D shares are sold to investors choosing the initial sales charge alternative and Class B and Class C shares are sold to investors choosing the deferred sales charge alternative. Class C shares are available only through the Exchange Privilege and may not be purchased except through exchange of Class C shares of another MLAM-advised mutual fund.

     The alternative sales arrangements of the Fund permit investors in the Fund to choose the method of purchasing shares that they believe is most beneficial given the amount of their purchase, the length of time the investor expects to hold their shares and other relevant circumstances. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales charge, as discussed below, or to have the entire initial purchase price invested in the Fund with the investment thereafter being subject to ongoing account maintenance and distribution fees. A discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing(SM) System is set forth under "Merrill Lynch Select Pricing(SM) System" on page 3.

     Each Class A, Class B, Class C and Class D share of the Fund represents identical interests in the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The deferred sales charges and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, will be imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Class B, Class C and Class D shares of the Fund each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan). See "Distribution Plans" below. Each class has different exchange privileges. See "Shareholder Services -- Exchange Privilege."

     Investors should understand that the purpose and function of the initial sales charges with respect to Class A and Class D shares are the same as those of the CDSC and distribution fees with respect to Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares. Investors are advised that only Class A and Class D shares may be available for purchase through securities dealers, other than Merrill Lynch, that are eligible to sell shares.

     The following tables set forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing(SM) System.

    ==========================================================================================================
                                                ACCOUNT
                                              MAINTENANCE   DISTRIBUTION
    CLASS     SALES CHARGE(1)                     FEE           FEE        CONVERSION FEATURE
    ----------------------------------------------------------------------------------------------------------
      A     Maximum 1.00% initial sales           No             No        No
              charge(2),(3)
    ----------------------------------------------------------------------------------------------------------
      B     CDSC for one year, at a rate of      0.25%         0.25%
              1.0% during the first year,
              decreasing to 0.0% after the                                 B shares convert to
              first year(4)                                                D shares automatically
                                                                           after approximately
                                                                           ten years(5)
    ----------------------------------------------------------------------------------------------------------
    C(6)    CDSC for one year, at a rate of      0.25%         0.25%       No
              1.0% during the first year,
              decreasing to 0.0% after the
              first year(7)
    ----------------------------------------------------------------------------------------------------------
      D     Maximum 1.00% initial sales          0.10%           No        No
              charge(3)
    ==========================================================================================================

                                                    (see footnotes on next page)

(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs may be imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.

(2) Offered only to eligible investors. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares -- Eligible Class A Investors."

(3) Reduced for purchases of $100,000 or more and waived for purchases of Class A shares by certain retirement plans and participants in connection with certain fee-based programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived, may be subject to a 0.20% CDSC if redeemed within one year. Such CDSC may be waived in connection with certain fee-based programs. A 0.30% sales charge for 401(k) purchases over $1,000,000 will apply. See "Initial Sales Charge Alternatives -- Class A and Class D Shares."

(4) The CDSC may be modified in connection with certain fee-based programs.

(5) The conversion and holding periods for dividend reinvestment shares and certain retirement plans were modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have an eight-year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

(6) Class C shares are available only through the Exchange Privilege. See "Shareholder Services -- Exchange Privilege."

(7) The CDSC may be waived in connection with certain fee-based programs.

INITIAL SALES CHARGE ALTERNATIVES -- CLASS A AND CLASS D SHARES

     Investors choosing the initial sales charge alternatives who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Sales charges for purchases of Class A and Class D shares of the Fund, computed as indicated below, are reduced on larger purchases. The Distributor may reallow discounts to selected securities dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters within the meaning of the Securities Act of 1933. The proceeds from the account maintenance fees are used to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing continuing account maintenance activities. The Distributor will retain the entire sales charge on orders placed directly with it. The sales charges applicable to purchases of Class A and Class D shares, expressed as a percentage of the gross public offering price and the net amount invested, and expected dealer discounts, expressed as a percentage of the gross public offering price, are as follows:

                                            SALES LOAD AS A      SALES LOAD AS A        DISCOUNT TO SELECT
                                             PERCENTAGE OF      PERCENTAGE OF NET     DEALERS AS A PERCENTAGE
            AMOUNT OF PURCHASE              OFFERING PRICE      AMOUNT INVESTED*         OF OFFERING PRICE
------------------------------------------  ---------------     -----------------     -----------------------
Less than $100,000........................        1.00%                1.01%                    0.95%
$100,000 but less than $250,000...........        0.75                 0.76                     0.70
$250,000 but less than $500,000...........        0.50                 0.50                     0.45
$500,000 but less than $1,000,000.........        0.30                 0.30                     0.27
$1,000,000 or more**......................        0.00                 0.00                     0.00

---------------
 * Rounded to the nearest one-hundredth percent.

** The initial sales charge may be waived on Class A and Class D purchases of $1,000,000 or more, and on Class A purchases by certain fee-based plan investors and participants in connection with certain fee-based programs. If the sales charge is waived in connection with a purchase of $1,000,000 or more, such purchases may be subject to a CDSC of 0.20% if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. A sales charge of 0.30% will be imposed on purchases of $1 million or more of Class A or Class D shares by certain 401(k) plans.

     For the period February 18, 1997 (commencement of operations) to October 31, 1997, the Fund sold 49,642 Class A shares for aggregate net proceeds of $467,013. There were no gross sales charges for the sale of Class A shares. For the period February 18, 1997 (commencement of operations) to October 31, 1997, the Distributor received no CDSC proceeds with respect to redemption within one year after purchase of Class A shares purchased subject to an initial sales charge waiver.



     For the fiscal year ended October 31, 1997, the Fund sold 564,311 Class D shares (including shares of the Fund that were reclassified as Class D shares in connection with the reorganization on February 14, 1997) for aggregate net proceeds of $5,452,644. The gross sales charges for the sale of Class D shares were $2,738, of which $277 was received by the Distributor and $2,461 was received by Merrill Lynch. For the year ended October 31, 1997, the Distributor received no CDSC proceeds with respect to redemption within one year after purchase of Class D shares (including shares of the Fund that were reclassified as Class D shares in connection with the reorganization on February 14, 1997) purchased subject to an initial sales charge waiver.



     Eligible Class A Investors. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends from outstanding Class A shares. Investors that currently own Class A shares in a shareholder account, including participants in the Merrill Lynch Blueprint(SM) Program, are entitled to purchase additional Class A shares of the Fund in that account. Certain employer sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class A shares of the Fund at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by MLAM or any of its affiliates. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs provided that the program has $3 million or more initially invested in MLAM-advised mutual funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee and purchases made in connection with certain fee-based programs. In addition, Class A shares will be offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLAM-advised investment companies, including the Fund. Certain persons who acquired shares of certain MLAM-advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A or Class D shares of the Fund if certain conditions set forth in the Statement of Additional Information are met. For example, Class A shares of the Fund and certain other MLAM-advised mutual funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, if certain conditions set forth in the Statement of Additional Information are met, to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds in shares of the Fund and certain other MLAM-advised mutual funds.


     Reduced Initial Sales Charges. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends or capital gains distributions. Class A and Class D sales charges also may be reduced under a Right of Accumulation and a Letter of Intention. Class A shares are offered at net asset value to certain eligible Class A investors as set forth above under "Eligible Class A Investors." See "Shareholder
Services -- Fee-Based Programs."

     The shares of the Fund in existence prior to its reorganization at the close of business on February 14, 1997 have been reclassified as Class D shares. Although purchasers of Class D shares generally will be subject to a 1.00% front-end sales load, those shareholders of the Fund who have held shares of the Fund since prior to its reorganization at the close of business on February 14, 1997 will not be subject to any sales load with respect to either their reclassified Class D shares or any Class D shares that they may purchase in the future.

     Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee Access(SM) Accounts available through authorized employers. Subject to certain conditions Class A and Class D shares of the Fund are offered at net asset value to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc., and Class A shares are offered at net asset value to shareholders of Senior Floating Rate Fund, Inc. who wish to reinvest in shares of the Fund the net proceeds from a sale of certain of their shares of common stock, pursuant to tender offers conducted by those funds.

     Class D shares are offered at net asset value, without sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant, if certain conditions set forth in the Statement of Additional Information are met. Class D shares may be offered at net asset value in connection with the acquisition of assets of other investment companies.

     Class D shares are offered with reduced sales charges and, in certain circumstances, at net asset value, to participants in the Merrill Lynch Blueprint(SM) Program.

     Additional information concerning these reduced initial sales charges is set forth in the Statement of Additional Information.

DEFERRED SALES CHARGE ALTERNATIVES -- CLASS B AND CLASS C SHARES

     Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds. Class C shares, however, are available only through the Exchange Privilege.

     The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. As discussed below, Class B and Class C shares are subject to a one year CDSC. Approximately ten years after Class B shares are issued, such Class B shares, together with shares issued upon dividend reinvestment with respect to those shares, are automatically converted into Class D shares and thereafter will be subject to lower continuing fees. Class C shares are available only through the Exchange Privilege. See "Conversion of Class B Shares to Class D Shares" below. Both Class B and Class C shares are subject to an account maintenance fee at an annual rate of 0.25% of average daily net assets and distribution fees of 0.25% of average daily net assets. See "Distribution Plans." The proceeds from the account maintenance fees are used to compensate the Distributor and Merrill Lynch (pursuant to a sub agreement) for providing continuing account maintenance activities.

     Class B and Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment. Merrill Lynch compensates its Financial Consultants for selling Class B and Class C shares at the time of purchase from its own funds. See "Distribution Plans" on page 22.

     Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to Financial Consultants for selling Class B and Class C shares, from the dealers' own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. Approximately ten years after issuance, Class B shares will convert automatically into Class D shares, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately eight years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

     Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below. The proceeds from the ongoing account maintenance fee are used to compensate Merrill Lynch for providing continuing account maintenance activities. Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder
Services -- Exchange Privilege" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

     Contingent Deferred Sales Charges -- Class B Shares. Class B shares that are redeemed within one year of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

     The following table sets forth the rates of the CDSC on Class B shares:

                                                                 CONTINGENT DEFERRED SALES
                              YEAR SINCE                          CHARGE AS A PERCENTAGE
                               PURCHASE                              OF DOLLAR AMOUNT
                             PAYMENT MADE                            SUBJECT TO CHARGE
        -------------------------------------------------------  -------------------------
        0-1....................................................       1.0%
        Thereafter.............................................       None


     For the period February 18, 1997 (commencement of operations) to October 31, 1997, the Distributor received CDSCs of $210 with respect to redemption of Class B shares, all of which were paid to Merrill Lynch. Additional CDSCs payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder's participation in certain fee-based programs.


     In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible applicable rate being charged. Therefore, it will be assumed that the redemption is of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one year period. The CDSC will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

     To provide an example, assume an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the eighth month after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged a CDSC at a rate of 1.0% (the applicable rate in the first year after purchase).

     The Class B CDSC is waived on redemptions of shares in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or following the death or disability (as defined in the Code) of a shareholder. The Class B CDSC also is waived on redemption of shares in connection with certain group plans through the Merrill Lynch Blueprint(SM) Program. See "Shareholder Services -- Merrill Lynch Blueprint(SM) Program." The CDSC is waived on redemption of shares by certain eligible 401(a) and eligible 401(k) plans. The CDSC is also waived for any Class B shares which are purchased by an eligible 401(k) or eligible 401(a) plan and are rolled over into a Merrill Lynch, Pierce, Fenner & Smith Incorporated or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption and for any Class B shares that were acquired and held at the time of the redemption in an Employee Access(SM) Account available through employers providing eligible 401(k) plans. The Class B CDSC is also waived for any Class B shares that are purchased within qualifying Employee Access(SM) Accounts. Additional information concerning the waiver of the Class B CDSC is set forth in the Statement of Additional Information. The terms of the CDSC may be modified for redemptions made in connection with fund participation in certain fee-based programs. See "Shareholder Services -- Fee-Based Programs."

     Contingent Deferred Sales Charges -- Class C Shares. Class C shares which are redeemed within one year of purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The Class C CDSC may be waived in connection with certain fee-based programs. See "Shareholder
Services -- Fee-Based Programs."

     The following table sets forth the rates of the CDSC on Class C shares:

                                                                 CONTINGENT DEFERRED SALES
                              YEAR SINCE                          CHARGE AS A PERCENTAGE
                               PURCHASE                              OF DOLLAR AMOUNT
                             PAYMENT MADE                            SUBJECT TO CHARGE
        -------------------------------------------------------  -------------------------
        0-1....................................................       1.0%
        Thereafter.............................................       None

     For the period February 18, 1997 (commencement of operations) to October 31, 1997, the Distributor received no CDSCs with respect to redemptions of Class C shares.

     In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

     Conversion of Class B Shares to Class D Shares. After approximately ten years (the "Conversion Period"), Class B shares will be converted automatically into Class D shares. Class D shares are subject to an ongoing account maintenance fee at an annual rate of 0.10% of average daily net assets, but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

     In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

     Class B shareholders holding share certificates must deliver such certificates to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. Shares evidenced by certificates that are not received by the Transfer Agent at least one week prior to the Conversion Date will be converted into Class D shares on the next scheduled Conversion Date after such certificates are delivered.

     In general, Class B shares of MLAM-advised equity mutual funds will convert approximately eight years after initial purchase, and Class B shares of MLAM-advised taxable and tax-exempt fixed income mutual funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

     The Conversion Period is modified for shareholders who purchased Class B shares through certain retirement plans which qualified for a waiver of the CDSC normally imposed on purchases of Class B shares ("Class B Retirement Plans"). When the first share of any MLAM-advised mutual fund purchased by a Class B Retirement Plan has been held for ten years (i.e., ten years from the date the relationship between MLAM-advised mutual funds and the Class B Retirement Plan was established), all Class B shares of all MLAM-advised mutual funds held in that Class B Retirement Plan will be converted into Class D shares of the appropriate funds. Subsequent to such conversion, that Class B Retirement Plan will be sold Class D shares of the appropriate funds at net asset value per share.

     In the event that all Class B shares held in a single account are converted to Class D shares on a Conversion Date, shares representing reinvestment of declared but unpaid dividends on those Class B shares also will be converted to Class D shares; otherwise, only Class B shares purchased through reinvestment of dividends paid will convert to Class D shares on the Conversion Date.

     The Conversion Period may also be modified for retirement plan investors who participate in certain fee-based programs. See "Shareholder Services -- Fee Based-Programs."

DISTRIBUTION PLANS

     The Fund has adopted separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes. The Class B and Class C Distribution Plans provide for the payment of account maintenance fees and distribution fees, and the Class D Distribution Plan provides for the payment of account maintenance fees.

     The Distribution Plans for Class B, Class C and Class D shares each provide that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class of the Fund's shares, accrued daily and paid monthly, at the annual rate of 0.25% of average daily net assets of the relevant class for Class B and Class C shares, and 0.10% of average daily net assets attributable to the relevant class for Class D shares in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities.

     The Distribution Plans for Class B and Class C shares each provide that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of average daily net assets attributable to the relevant class for Class B and Class C shares, in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class A and Class D shares of the Fund in that the CDSC and ongoing distribution fees provide for the financing of the distribution of the Fund's Class B and Class C shares.

     Prior to reorganization of the Fund at the close of business on February 14, 1997, pursuant to the Fund's then existing distribution plan (the "prior distribution plan"), the Fund paid the Distributor a monthly fee at the annual rate of 0.15% of the Fund's average daily net assets in order to compensate the Distributor for the services it provided. During the fiscal year ended October 31, 1997, the Fund paid the Distributor $20,712 pursuant to the prior distribution plan (based on average daily net assets subject to such prior distribution plan of approximately $46.2 million), all of which was paid to Merrill Lynch for the services it provided.


     For the period February 18, 1997 to October 31, 1997, the Fund paid the Distributor $650 pursuant to the Class B Distribution Plan (based on average daily net assets subject to such Class B Distribution Plan of approximately $306,000), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the period February 18, 1997 to October 31, 1997, the Fund paid the Distributor $4 pursuant to the Class C Distribution Plan (based on average daily net assets subject to such Class C Distribution Plan of approximately $2,000), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the period February 18, 1997 (shares of the Fund were reclassified as Class D shares in connection with the reorganization on February 14, 1997) to October 31, 1997, the Fund paid the Distributor $23,955 pursuant to the Class D Distribution Plan (based on average daily net assets subject to such Class D Distribution Plan of approximately $34.0 million), all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Class D shares.

     The payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the relevant shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Trustees for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans. This information is to be presented annually as of December 31 of each year on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, the CDSC and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and the CDSC and the expenses consist of financial consultation compensation.


     As of December 31, 1996, the last date for which fully allocated accrual data is available, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch under the Fund's prior distribution plan since the Fund commenced operations on November 6, 1986 exceeded revenues for such period by $1,546,000 (2.43%) of net assets at that date).



     Direct cash revenues attributable to Class B shares for the period from February 18, 1997 (commencement of operations) to October 31, 1997 exceeded direct expenses for such period by $486 (representing .06% of net assets attributable to Class B shares at that date). Direct cash revenues attributable to Class C shares for the period from February 18, 1997 (commencement of operations) to October 31, 1997 exceeded direct expenses for such period by $4 (representing .009% of net assets attributable to Class C shares at that date). Direct cash revenues attributable to Class D shares for the period from November 11, 1996 to October 31, 1997 exceeded direct expenses for such period by $24,341 (representing .08% of net assets attributable to Class D shares at that date).


     The Fund has no obligation with respect to distribution and/or account maintenance-related expenses incurred by the Distributor and Merrill Lynch in connection with the Class B, Class C and Class D shares, and there is no assurance that the Board of Trustees of the Fund will approve the continuance of the Distribution Plans from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plans. In their review of the Distribution Plans, the Trustees will be asked to take into consideration expenses incurred in connection with the account maintenance and/or distribution of each class of shares separately. The initial sales charges, the account maintenance fee, the distribution fee and/or the CDSCs received with respect to one class will not be used to subsidize the sale of shares of another class. Payments of the distribution fee on Class B shares will terminate upon conversion of those Class B shares into Class D shares as set forth under "Deferred Sales Charge Alternatives -- Class B and Class C Shares -- Conversion of Class B Shares to Class D Shares."

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

     The maximum sales charge rule in the Rules of Fair Practice of the NASD imposes a limitation on certain asset-based sales charges, such as the Fund's distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fees. The maximum sales charge rule is applied separately by each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable to the sum of (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestment and exchanges) and (2) interest on the unpaid balance for the respective class computed separately at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charge at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fees. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances, payment in excess of the amount payable under the NASD formula will not be made.


     The table on the following page sets forth comparative information for the period February 18, 1997 (commencement of Class B operations) to October 31, 1997 with respect to the Class B shares of the Fund, indicating allowable payments that can be made under the NASD maximum sales charge rule and the Distributor's voluntary maximum. No information is presented for the Class C shares of the Fund because Class C shares are not available for purchase but will be issued only pursuant to the Exchange Privilege to holders of Class C shares of other MLAM-advised mutual funds who elect to exchange Class C shares of such other MLAM-advised mutual fund for Class C shares of the Fund.

                     DATA CALCULATED AS OF OCTOBER 31, 1997


                                                                                                             ANNUAL
                                                                                                          DISTRIBUTION
                                     ALLOWABLE    ALLOWABLE                   AMOUNTS                        FEE AT
                         ELIGIBLE    AGGREGATE     INTEREST     MAXIMUM      PREVIOUSLY      AGGREGATE      CURRENT
                          GROSS        SALES      ON UNPAID     AMOUNT        PAID TO         UNPAID       NET ASSET
                         SALES(1)     CHARGES     BALANCE(2)    PAYABLE    DISTRIBUTOR(3)     BALANCE       LEVEL(4)
                         --------    ---------    ----------    -------    --------------    ---------    ------------
                                                           (NOT IN THOUSANDS)
Under NASD Rule as
  Adopted.............   $54,204      $3,388         $ 47       $3,435          $320          $3,115         $2,072
Under Distributor's
  Voluntary Waiver....   $54,204      $3,388         $270       $3,658          $320          $3,338         $2,072


------------

(1) Purchase price of all eligible Class B shares sold since February 18, 1997 (commencement of Class B operations) other than shares acquired through dividend reinvestment and the Exchange Privilege.


(2) Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.0%, as permitted under the NASD Rule.

(3) Consists of CDSC payments, distribution fee payments and accruals. This figure may include CDSCs that were deferred when a shareholder redeemed shares prior to the expiration of the applicable CDSC period and invested the proceeds, without imposition of a sales charge, in Class A shares in conjunction with the shareholder's participation in the Merrill Lynch Fund Adviser (Merrill Lynch MFA(SM)) Program (the "MFA Program"). The CDSC is booked as a contingent obligation that may be payable when the shareholder terminates participation in the MFA Program. See "Purchase of Shares -- Distribution Plans" in the Prospectus.
(4) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the voluntary maximum or the NASD maximum.

                              REDEMPTION OF SHARES

     The Fund is required to redeem for cash all shares upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption in the case of Class A or Class D shares, and is the net asset value per share next determined after the initial receipt of proper notice of redemption, less the applicable CDSC, if any, in the case of Class B or Class C Shares. Except for any CDSC which may be applicable to Class B or Class C Shares, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their total holdings also will receive upon redemption all dividends declared on the shares redeemed. If a shareholder redeems all of the shares in his account, he will receive, in addition to the net asset value of the shares redeemed, a separate check representing all dividends declared but unpaid. If a shareholder redeems a portion of the shares in his account, the dividends declared but unpaid on the shares redeemed will be distributed on the next dividend payment date.

     The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held at such time.

REDEMPTION

     A shareholder wishing to redeem shares may do so by tendering the shares directly to the Transfer Agent, Merrill Lynch Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Merrill Lynch Financial Data Services, Inc., 4800

Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. The notice in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as their name(s) appears on the Transfer Agent's register or on the certificate, as the case may be. The signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. Examples of "eligible guarantor institutions" include most commercial banks and broker dealers (including, for example, Merrill Lynch branch offices). Information regarding other financial institutions which qualify as "eligible guarantor institutions" may be obtained from the Transfer Agent. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payment will be mailed within seven days after receipt of a proper notice of redemption.

     At various times the Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares. Normally, this delay will not exceed 10 days.

REPURCHASE


     The Fund normally will accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after receipt of the order by the dealer, provided that the request for purchase is received by the dealer prior to the close of business on the NYSE (generally, 4:00 P.M., New York City time) on the day received, and such request is received by the Fund from such dealer not later than 30 minutes after the close of business on the NYSE on the same day. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE in order to obtain that day's closing price.


     The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable
CDSC). Securities firms that do not have selected dealer agreements with the Distributor may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a repurchase of shares to such customers. Repurchases made directly through the Fund's Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. A shareholder whose order for repurchase is rejected by the Fund, however, may redeem shares as set forth above.

     Redemption payments will be made within seven days of the proper tender of the certificates, if any, and stock power or letter requesting redemption, in each instance with signatures guaranteed as noted above.

REINSTATEMENT PRIVILEGE -- CLASS A AND CLASS D SHARES

     As described in further detail in the Statement of Additional Information, holders of Class A or Class D shares who have redeemed their shares have a privilege to reinstate their accounts by purchasing shares of the same class at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor's Merrill Lynch Financial Consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

     It is the Fund's intention to distribute substantially all of the net investment income of the Fund, if any. The net investment income of the Fund is declared as dividends daily immediately prior to the determination of the net asset value of the Fund on that day and reinvested monthly in additional full and fractional shares of the Fund at net asset value unless the shareholder elects to receive such dividends in cash. The net investment income of the Fund for dividend purposes consists of interest and dividends earned on portfolio securities, less expenses, in each case computed since the most recent determination of net asset value. Expenses of the Fund, including the advisory fee and any account maintenance and/or distribution fees (if applicable), are accrued daily. Shares will accrue dividends as long as they are issued and outstanding. The per share dividends and distributions on Class B and Class C shares will be lower than the per share dividends and distributions on Class A and Class D shares as a result of the account maintenance, distribution and higher transfer agency fees applicable to the Class B and Class C shares. Similarly, the per share dividends and distributions on Class D shares will be lower than the per share dividends and distributions on Class A shares as a result of the account maintenance fees applicable with respect to the Class D shares. See "Additional Information -- Determination of Net Asset Value." Shares are issued and outstanding as of the settlement date of a purchase order to the settlement date of a redemption order.

     In order to avoid a four percent nondeductible excise tax, a regulated investment company must distribute to its shareholders during the calendar year an amount equal to 98 percent of the Fund's investment company income, with certain adjustments, for such calendar year, plus 98 percent of the Fund's capital gain net income for the one-year period ending on October 31 of such calendar year. All net realized long- or short-term capital gains of the Fund, if any, are declared and distributed to the shareholders of the Fund annually after the close of the Fund's fiscal year.

     See "Shareholder Services -- Automatic Reinvestment of Dividends and Capital Gain Distributions" for information concerning the manner in which dividends and distributions may be automatically reinvested in shares of the Fund. Shareholders may elect in writing to receive any such dividends or distributions, or both, in cash. Dividends and distributions are taxable to shareholders as discussed below whether they are reinvested in shares or received in cash.

FEDERAL INCOME TAXES

     The Fund has in the past elected the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). The Fund believes that it has qualified for such treatment and intends to continue to qualify therefor. If it so qualifies, the Fund (but not its shareholders) will be relieved of federal income tax on the amount it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). If in any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be taxed at corporate rates.

     The Fund contemplates declaring as dividends substantially all of its net investment income. See "Dividends and Distributions." Dividends paid by the Fund from its investment income and distributions of its net realized short-term capital gains are taxable to shareholders as ordinary income. Distributions made from net realized long-term capital gains are taxable to shareholders as long-term capital gains. Dividends and distributions will be taxable to shareholders as ordinary income or capital gains, whether received in cash or reinvested in additional shares of the Fund. Merrill Lynch Financial Data Services, Inc., the Fund's transfer agent, will send each shareholder a monthly dividend statement which will include the amount of dividends paid and identify whether such dividends represent ordinary income or capital gains.

     Upon sale or exchange of shares of the Fund, a shareholder will realize short- or long-term capital gain or loss, depending upon the shareholder's holding period in the shares. However, if a shareholder's holding period in his shares is six months or less, any capital loss realized from a sale or exchange of such shares must be treated as long-term capital loss to the extent of capital gains dividends received with respect to such shares. Under the Taxpayer Relief Act of 1997 (the "1997 Tax Act"), the maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are
(i) the same as ordinary income rates for capital assets held for one year or less, (ii) 28% for capital assets held for more than one year but not more than 18 months and (iii) 20% for capital assets held for more than 18 months. Shareholders should consult their own tax advisors regarding the availability and effect of a certain tax election to mark-to-market shares of the Fund held on January 1, 2001. Capital gains or losses recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations. The new tax rates for capital gains under the 1997 Tax Act described above apply to distributions of capital gain dividends by regulated investment companies ("RICs") such as the Fund as well as to sales and exchanges of shares in RICs such as the Fund.


     On November 24, 1997 the Service issued a notice describing temporary treasury regulations to be issued, effective for tax years ending on or after May 7, 1997, addressing how RICs and their shareholders are to apply the new tax rates to capital gain dividends. According to the notice, if a RIC designates a dividend as a capital gain dividend for tax years ending on or after May 7, 1997, it may also, subject to certain limitations, calculate and designate the dividend as a 20% rate gain distribution or a 28% rate gain distribution. A RIC will notify its shareholders of the category of capital gain dividend received, and shareholders will report and be subject to tax on the dividend at the rate applicable for the category of capital gain dividend received.



     The Fund may recognize interest attributable to it from holding zero coupon securities. Current federal tax law requires that, for most zero coupon securities, the Fund must accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year. As an investment company, the Fund must pay out substantially all of its net investment income each year. Accordingly, the Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest it actually received. Such distributions will be made from the cash assets of the Fund or by sales of portfolio securities, if necessary. The Fund may realize a gain or loss from such sales.

     Some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. An investor when establishing an account must certify under penalty of perjury that such number is correct and that he is not otherwise subject to backup withholding.

     No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

     Dividends to shareholders who are nonresident aliens, trusts, estates, partnerships or corporations may be subject to a 30% United States withholding tax unless a reduced rate of withholding is provided under an applicable treaty. Shareholders who are nonresident aliens or foreign entities are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.


     If a shareholder exercises his exchange privilege with respect to shares of the Fund within 90 days after the date such shares were acquired, to acquire shares in a second Fund ("New Fund"), then the loss, if any, recognized on the exchange will be reduced (or the gain, if any, increased) to the extent the load charge paid to the Fund reduces any load charge such shareholder would have been required to pay on the acquisition of the New Fund shares in the absence of the exchange privilege. Instead, such load charge will be treated as an amount paid for the New Fund shares and will be included in the shareholder's basis for such shares.



     Any dividend declared by the Fund to shareholders of record in October, November, or December of any year and made payable to shareholders of record in such a month will be deemed to have been received on December 31 of such year if actually paid during the following January.


     A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.


     Ordinary income and capital gains dividends may also be subject to state and local taxes.


     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Regulations promulgated thereunder. The Code and Regulations are subject to change by legislative or administrative action either prospectively or retroactively.

     The Statement of Additional Information describes the effect of other provisions of the Code on the Fund's shareholders.

     Investors are urged to consult their attorneys or tax advisers regarding specific questions as to federal, foreign, state or local taxes.

                             PORTFOLIO TRANSACTIONS

     Subject to policies established by the Board of Directors of the Fund, the Investment Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. With respect to such transactions, the Investment Adviser seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund will not necessarily be paying the lowest commission or spread available.

     The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to the policy established by the Board of Trustees, the Investment Adviser is primarily responsible for the portfolio decisions of the Fund and the placing of its portfolio transactions. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Affiliated persons of the Fund, including Merrill Lynch, may serve as its broker in over-the-counter transactions conducted on an agency basis.

                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services described below which are designed to facilitate investment in its shares. Full details as to each of such services and copies of the various plans described below can be obtained from the Fund, the Distributor or Merrill Lynch. Certain of these services are available only to U.S. investors.

INVESTMENT ACCOUNT

     Each shareholder whose account is maintained with the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchase and the reinvestment of ordinary income dividends and long-term capital gain distributions. These statements will also show any other activity in the account since the previous statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestments of ordinary income dividends and long-term capital gain distributions. A shareholder may make additions to his Investment Account at any time by purchasing shares at the applicable public offering price either through a securities dealer that has entered into a selected dealers agreement with the Distributor or by mail directly to the Transfer Agent, acting as agent for the Distributor.

     Shareholders also may maintain their accounts through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name will be opened automatically, without charge, at the Transfer Agent. Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder. Shareholders considering transferring a tax-deferred retirement account such as an individual retirement account from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

     Share certificates are issued only for full shares and only upon the specific request of the shareholder. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.

AUTOMATIC INVESTMENT PLANS

     Regular additions of Class A, Class B and Class D shares may be made to an investor's Investment Account by prearranged charges of $50 or more to his regular bank account. Investors who maintain CMA(R) or CBA(R) accounts may arrange to have periodic investments made in the Fund in their CMA(R) or CBA(R) accounts or in certain related accounts in amounts of $100 or more through the CMA(R)/CBA(R) Automated Investment Program.

FEE-BASED PROGRAMS

     Certain Merrill Lynch fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a "Program"), may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares held therein or the automatic exchange thereof to another class of shares at net asset value, which may be shares of a money market fund. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program's client agreement and from the Transfer Agent at
(800) MER-FUND or (800) 637-3863.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     All dividends and capital gains distributions are reinvested automatically in full and fractional shares of the Fund, without sales charge, at the net asset value per share of the Fund as of the close of business on the monthly payment date for such dividends and distributions. A shareholder may at any time, by written notification to Merrill Lynch if the shareholder's account is maintained with Merrill Lynch or by written notification or by telephone call (1-800-MER-FUND) to the Transfer Agent if the shareholder's account is maintained with the Transfer Agent, elect to have subsequent dividends or capital gains distributions paid in cash, rather than reinvested, in which event payment will be mailed on or about the payment date. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed distribution or redemption checks. Cash payments can also be directly deposited to the shareholder's bank account. No CDSC will be imposed on redemptions of shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.

SYSTEMATIC WITHDRAWAL PLANS

     A shareholder may elect to receive systematic withdrawal payments from his or her Investment Account in the form of payments by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis. A shareholder whose shares are held within a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R) or CBA(R) Systematic Redemption Program, subject to certain conditions. With respect to redemption of Class B and Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares -- Contingent Deferred Sales
Charges -- Class B Shares" and "-- Contingent Deferred Sales Charges -- Class C Shares." Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class D shares, the systematic withdrawal plan will automatically be applied thereafter to Class D shares. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares -- Conversion of Class B Shares to Class D Shares."

RETIREMENT PLANS

     As described in further detail in the Statement of Additional Information, eligible shareholders of the Fund may participate in a variety of qualified employee benefit plans which are available from Merrill Lynch.

EXCHANGE PRIVILEGE

     U.S. shareholders of each class of shares have an exchange privilege with certain other MLAM-advised mutual funds. There is currently no limitation on the number of times a shareholder may exercise the exchange privilege. The exchange privilege may be modified or terminated in accordance with the rules of the Securities and Exchange Commission (the "Commission").

     Under the Merrill Lynch Select Pricing(SM) System, Class A shareholders may exchange Class A shares for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the second fund in his account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund.

     Exchanges of Class A and Class D shares are made on the basis of the relative net asset values per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the Class A or Class D shares being exchanged and the sales charge payable at the time of the exchange on the shares being acquired.

     Class B, Class C and Class D shares will be exchangeable with shares of the same class of other MLAM-advised mutual funds. Class C shares are available only through the Exchange Privilege.

     Shares which are subject to a CDSC will be exchangeable on the basis of relative net asset value per share without the payment of any CDSC that might otherwise be due upon redemption of the shares. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares is "tacked" to the holding period of the newly acquired shares of the other fund.

     Class A, Class B, Class C and Class D shares also will be exchangeable for shares of certain MLAM-advised money market funds specifically designated as available for exchange by holders of Class A, Class B, Class C or Class D shares. The period of time that Class A, Class B, Class C or Class D shares are held in a money market fund, however, will not count toward satisfaction of the holding period requirement for reduction of any CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period.

     Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the CDSC schedule applicable to the Fund if such schedule is higher than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the MLAM-advised mutual fund from which the exchange has been made.

     Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes. For further information, see "Shareholder Services -- Exchange Privilege" in the Statement of Additional Information.

MERRILL LYNCH BLUEPRINT(SM) PROGRAM

     Class D shares of the Fund are offered to participants in the Merrill Lynch Blueprint(SM) Program ("Blueprint"). In addition, participants in Blueprint who own Class A shares of the Fund may purchase additional Class A shares of the Fund through Blueprint. Blueprint is directed to small investors, group or corporate IRAs and participants in certain affinity groups such as benefit plans, credit unions and trade associations. Investors placing orders to purchase Class A or Class D shares of the Fund through a Blueprint account will acquire such Class A or Class D shares at a reduced sales charge calculated in accordance with the standard Blueprint sales charge schedules. Class B shares of the Fund are offered through Blueprint only to members of certain affinity groups. The contingent deferred sales load will be waived in connection with orders to purchase Class B shares of the Fund through Blueprint provided that the shareholder is a participant in a qualified group plan at the time of purchase. However, services available to Fund shareholders through Blueprint may differ from those available to other Fund shareholders. Orders for purchase and redemption of shares of the Fund may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. There will be no minimum initial or subsequent purchase requirement for participants who are part of an automatic investment plan. Additional information concerning placing orders to purchase through Blueprint, including any annual fees and transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint(SM) Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

                                PERFORMANCE DATA

     From time to time the Fund may include the average annual total return and yield of the Fund for various specified time periods in advertisements or information furnished to present or prospective shareholders. Average annual total return and yield are computed separately for the Class A, Class B, Class C and Class D shares of the Fund in accordance with formulas specified by the Commission.

     Average annual total return quotations for the specified periods will be computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return will be computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including any contingent deferred sales charge that would be applicable to a complete redemption of the investment at the end of the specified period such as in the case of Class B and Class C shares and the maximum sales charge in the case of Class A and Class D shares.

     Dividends paid by the Fund with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance fees and distribution charges and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. The Fund will include performance data for all classes of shares in any advertisement or information including performance data of the Fund.

     The Fund also may quote its total return and aggregate total return performance data for various specified time periods. Such data will be calculated substantially as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charge will not be included with respect to annual or annualized rate of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charge, actual annual or annualized total return data generally will be lower than average annual total return data since the average annual rates of return reflect compounding; aggregate total return generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. In advertisements distributed to investors whose purchases are subject to waiver of the CDSC in the case of Class B and Class C shares (such as investors in certain retirement plans) or to reduced sales charges in the case of Class A and Class D shares, performance data may take into account the reduced, and not the maximum, sales charge or may not take into account the contingent deferred sales charges and therefore may reflect greater total return since, due to the reduced sales charges or waiver of the contingent deferred sales charge, a lower amount of expenses is deducted. See "Purchase of Shares." The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical investment in the Fund at the beginning of each specified period.

     Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield to maturity of each security earned during the period by (b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period. The yield for the 30-day period ended October 31, 1997 was: 5.42% for Class A shares, 4.94% for Class B shares, 4.93% for Class C shares and 5.34% for Class D shares.

     In connection with its reorganization at the close of business on February 14, 1997, the Fund changed its investment objective from investing only in assets which would permit shares of the Fund to qualify both as "liquid assets" under the regulations of the Office of Thrift Supervision and as an investment permitted by the regulations of the National Credit Union Association to seeking the highest possible current income consistent with the protection of capital afforded by investing in intermediate-term debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities with a maximum maturity not to exceed fifteen years and, under normal market conditions, a dollar-weighted average maturity of six to eight years. For the period from the commencement of the Fund's operations through its reorganization at the close of business on February 14, 1997, the portfolio of the Fund has consisted primarily of securities issued by the U.S. government and its agencies and instrumentalities. The average maturity of the Fund's portfolio during this period (generally ranging from two to five years) has been somewhat shorter than the average maturity of the Fund of six to eight years following the change in its investment objective upon its reorganization. As a result, financial information for operations of the Fund prior to its reorganization may not be indicative of its performance following its reorganization.

     Total return and yield figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return and yield will vary depending on market conditions, the securities held by the Fund, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

     On occasion, the Fund may compare the performance of the Fund to that of the Standard & Poor's 500 Composite Stock Price Index, the Value Line Composite Index, the Dow Jones Industrial Average, or performance data contained in publications such as Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine or Fortune Magazine. In addition, from time to time the Fund may include the Fund's risk-adjusted performance ratings assigned by Morningstar Publications, Inc. in advertising or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

                             ADDITIONAL INFORMATION

DETERMINATION OF NET ASSET VALUE

     The net asset value of all classes of shares of the Fund is determined once daily by MLAM immediately after the declaration of dividends as of 15 minutes after the close of business on the NYSE (generally 4:00 p.m., New York City time) on each day during which the NYSE is open for trading and on any other day on which there is sufficient trading in the Fund's portfolio securities that net asset value might be materially affected but only if on any such day the Fund is required to sell or redeem shares. The Fund's net asset value per share is computed by dividing the sum of the value of the portfolio securities held by the Fund plus any cash or other assets minus all liabilities by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the investment advisory fee payable to MLAM and any account maintenance and/or distribution fees payable to the Distributor, are accrued daily. The Fund employs Merrill Lynch Securities Pricing Service ("MLSPS"), an affiliate of the Investment Adviser, to provide certain securities prices for the Fund. For the fiscal year ended October 31, 1997, the Fund paid MLSPS $778 for securities price quotations to compute the net asset value of the Fund.

     The per share net asset value of Class A shares generally will be higher than the per share net asset value of Class B, Class C and Class D shares, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the account maintenance fee applicable with respect to Class D shares. Moreover, the per share net asset value of Class D shares generally will be higher than the per share net asset value of the Class B and Class C shares, reflecting the daily expense accruals of the distribution and higher transfer agency fees applicable with respect to Class B and Class C shares. It is expected, however, that the per share net asset value of the four classes of shares eventually will tend to converge (although not necessarily meet) immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differentials between the classes.

ORGANIZATION OF THE FUND

     The Fund was organized as an unincorporated business trust under the laws of Massachusetts under the name "Merrill Lynch Institutional Intermediate Fund" on September 10, 1986. At the close of business on February 14, 1997, the Fund was reorganized and changed its name to "Merrill Lynch Intermediate Government Bond Fund." Its executive offices are located at One Financial Center, Boston, Massachusetts 02111-2646 (telephone toll free 800-225-1576). Under the Declaration of Trust, the Trustees are authorized to issue an indefinite number of shares of $0.10 par value of one or more classes, and the Trustees have designated four classes: "Class A Common Stock," "Class B Common Stock," "Class C Common Stock" and "Class D Common Stock." Each Class A, Class B, Class C and Class D share of Common Stock has equal voting rights, and each such issued and outstanding share is entitled to one vote and to participate equally in dividends and distributions declared by the Fund and in net assets of the Fund upon liquidation or dissolution remaining after satisfaction of outstanding liabilities. The shares of the Fund, when issued, will be fully paid and non-assessable, be freely transferable and have no preference, preemptive, conversion or similar rights, except that the Class B, Class C and Class D shares bear certain expenses related to the account maintenance fees associated with such shares, and Class B and Class C shares bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to such account maintenance and distribution expenditures, as applicable. See "Purchase of Shares." The Trustees are authorized to divide or combine such shares into a greater or lesser number of shares and to classify and reclassify the shares of the Fund into additional classes of Common Stock at a future date. Shares of the Fund outstanding on the date the Fund was reorganized were reclassified as Class D shares.

     There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of trustees. Shareholders may, in accordance with the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares having voting rights. Except as set forth above, the Trustees will continue to hold office and appoint successor trustees. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Fund voting for the election of Trustees can elect all of the Trustees of the Fund if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Trustees. Holders of shares of the Fund are entitled to redeem their shares as set forth under "Redemption of Shares." No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Fund.

     The Declaration of Trust establishing the Fund, dated September 10, 1986, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name of the Fund refers to the trustees under the Declaration collectively as trustees, but not as individuals or personally, and no trustee, shareholder, officer, employee or agent of the Fund may be held to any personal liability, nor may resort be had to their private property for the satisfaction of any obligation or claim otherwise in connection with the affairs of the Fund but the Fund's property only shall be liable.

     For further information concerning the organization of the Fund, see the Statement of Additional Information.

INDEPENDENT AUDITORS

     Deloitte & Touche LLP, independent auditors, has been selected as the independent auditors of the Fund.

CUSTODIAN

     State Street Bank and Trust Company, Boston, Massachusetts, acts as Custodian of the Fund's assets.

LEGAL COUNSEL

     Rogers & Wells LLP, New York, New York, is counsel for the Fund and passes upon legal matters for the Fund in connection with the shares offered by this Prospectus.

SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth in the cover page of this Prospectus.

REPORTS TO SHAREHOLDERS

     Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts the shareholder should notify in writing:

                  Merrill Lynch Financial Data Services, Inc.
                         P.O. Box 45289
                         Jacksonville, Florida 32232-5289

     The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch, Pierce, Fenner & Smith Incorporated and/or mutual fund account numbers. If you have any questions regarding this please call your Merrill Lynch Financial Consultant or Merrill Lynch Financial Data Services, Inc. at 800-637-3863.

ADDITIONAL INFORMATION

     This Prospectus does not contain all the information included in the Registration Statement filed with the Commission under the Securities Act of 1933 and the Investment Company Act of 1940, with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Commission.

     To the knowledge of the Fund as of January 1, 1998, no entities owned beneficially more than 5% of the Fund's outstanding shares other than William E. Arnold, CO., P.O. Box 371, Jacksonville, FL 32201, who owned 5.7% of the Fund; Kingsbury Capital Partners, 3655 Nobel Dr. #490, San Diego, CA 92122, which owned 5.7% of the Fund; and Highway Fed Credit Union, 111 Empire Dr., Saint Paul, MN 55103, which owned 5.6% of the Fund. Each entity owned Class D shares.


     The Statement of Additional Information, dated February 18, 1998, which forms a part of the Registration Statement, is incorporated by reference into this Prospectus. The Statement of Additional Information may be obtained without charge as provided on the cover page of this Prospectus. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

 MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND FUND -- AUTHORIZATION FORM (PART 1)
--------------------------------------------------------------------------------

1. SHARE PURCHASE APPLICATION

    I, being of legal age, wish to purchase: (choose one)

         [ ] Class A shares    [ ] Class B shares    [ ] Class D shares

of Merrill Lynch Intermediate Government Bond Fund and establish an Investment Account as described in the Prospectus. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

Basis for establishing an Investment Account:

        A. I enclose a check for $________ payable to Merrill Lynch Financial Data Services, Inc., as an initial investment (minimum $1,000). I understand that this purchase will be executed at the applicable offering price next to be determined after this Application is received by you.

        B. I already own shares of the following Merrill Lynch mutual funds that would qualify for the Right of Accumulation as outlined in the Statement of Additional Information: Please list all funds. (Use a separate sheet of paper if necessary.)

1.-------------------------------------------------------      4.
                                                               -------------------------------------------------------

2.
  -------------------------------------------------------      5.
                                                               -------------------------------------------------------

3.
  -------------------------------------------------------      6.
                                                               -------------------------------------------------------

Name
    --------------------------------------------------------------------------
     First Name                     Initial                    Last Name

Name of Co-Owner (if any)
                         -----------------------------------------------------
                         First Name            Initial              Last Name

Address
       -----------------------------------------------------------------------
                                                             (Zip Code)

Occupation                                                     Name and Address of Employer

---------------------------------------------------------      ---------------------------------------------------------
Signature of Owner                                             Signature of Co-Owner (if any)

(In the case of co-owners, a joint tenancy with right of survivorship will be presumed unless otherwise specified.)
--------------------------------------------------------------------------------

2. DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS

Ordinary Income Dividends                                Long-Term Capital Gains
---------------------------------------------------      ---------------------------------------------------
  Select  [ ]  Reinvest                                  Select  [ ]  Reinvest
  One:    [ ]  Cash                                      One:    [ ]  Cash
---------------------------------------------------      ---------------------------------------------------

If no election is made, dividends and capital gains will be automatically reinvested at net asset value without a sales charge.

IF CASH, SPECIFY HOW YOU WOULD LIKE YOUR DISTRIBUTIONS PAID TO YOU: [ ] Check
or    [ ] Direct Deposit to bank account

IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, PLEASE COMPLETE BELOW:

I hereby authorize payment of dividend and capital gain distributions by direct deposit to my bank account and, if necessary, debit entries and adjustments for any credit entries made to my account in accordance with the terms I have selected on the Merrill Lynch Intermediate Government Bond Fund Authorization Form.

SPECIFY TYPE OF ACCOUNT (CHECK ONE) [ ] CHECKING    [ ] SAVINGS

Name on your account

Bank Name

Bank Number   Account Number

Bank Address

I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.

Signature of Depositor

Signature of Depositor   Date
(if joint account, both must sign)

NOTE: IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.

     MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND FUND -- AUTHORIZATION FORM
                            (PART 1) -- (CONTINUED)
--------------------------------------------------------------------------------
3. SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER
            --------------------------------------------------------


            --------------------------------------------------------
            Social Security Number or Taxpayer Identification Number

    Under penalty of perjury, I certify (1) that the number set forth above is my correct Social Security Number or Taxpayer Identification Number and (2) that I am not subject to backup withholding (as discussed in the Prospectus under "Distribution and Taxes -- Taxes") either because I have not been notified that I am subject thereto as a result of a failure to report all interest or dividends, or the Internal Revenue Service ("IRS") has notified me that I am no longer subject thereto.

    INSTRUCTION: YOU MUST STRIKE OUT LANGUAGE IN (2) ABOVE IF YOU HAVE BEEN NOTIFIED THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING DUE TO UNDER-REPORTING AND IF YOU HAVE NOT RECEIVED A NOTICE FROM THE IRS THAT BACKUP WITHHOLDING HAS BEEN TERMINATED. THE UNDERSIGNED AUTHORIZES THE FURNISHING OF THIS CERTIFICATION TO OTHER MERRILL LYNCH SPONSORED MUTUAL FUNDS.

---------------------------------------------------------       ---------------------------------------------------------
                    Signature of Owner                                        Signature of Co-Owner (if any)

--------------------------------------------------------------------------------
4. LETTER OF INTENTION -- CLASS A AND D SHARES ONLY (See terms and conditions in the Statement of Additional Information)

                                   --------------------------------------, 19 __

                                              Date of Initial Purchase
Dear Sir/Madam:

    Although I am not obligated to do so, I intend to purchase shares of Merrill Lynch Intermediate Government Bond Fund or any other investment company with an initial sales charge or deferred sales charge for which Merrill Lynch Funds Distributor, Inc. acts as distributor over the next 13-month period which will equal or exceed:

      [ ] $100,000      [ ] $250,000      [ ] $500,000      [ ] $1,000,000

    Each purchase will be made at the then reduced offering price applicable to the amount checked above, as described in the Merrill Lynch Intermediate Government Bond Fund Prospectus.

    I agree to the terms and conditions of this Letter of Intention. I hereby irrevocably constitute and appoint Merrill Lynch Funds Distributor, Inc., my attorney, with full power of substitution, to surrender for redemption any or all shares of Merrill Lynch Intermediate Government Bond Fund held as security.

By ---------------------------------------        -------------------------------------------------------------------
              Signature of Owner                  Signature of Co-Owner (if registered in joint names, both must sign)

    In making purchases under this letter, the following are the related accounts on which reduced offering prices are to apply:

(1) Name -----------------------------------------------        (2) Name -----------------------------------------------

Account Number -----------------------------------------        Account Number -----------------------------------------

--------------------------------------------------------------------------------

5. FOR DEALER ONLY

--                       Branch Office, Address, Stamp.                      --



--                                                                           --

This form when completed should be mailed to:

Merrill Lynch Intermediate Government Bond Fund
c/o Merrill Lynch Financial Data Services, Inc.
P.O. Box 45289
Jacksonville, FL 32232-5289

We hereby authorize Merrill Lynch Funds Distributor, Inc. to act as our agent in connection with transactions under this authorization form and agree to notify the Distributor of any purchases or sales made under a Letter of Intention, Automatic Investment Plan or Systematic Withdrawal Plan. We guarantee the Shareholder's signature.

---------------------------------------------------------
                            Dealer Name and Address

By:---------------------------------------------------------
                          Authorized Signature of Dealer

[][]       [][][][][]
                               ------------------------
Branch-Code    F/C No.               F/C Last Name

[][]       [][][][][]
Dealer's Customer A/C No.

 MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND FUND -- AUTHORIZATION FORM (PART 2)
--------------------------------------------------------------------------------

NOTE: THIS FORM IS REQUIRED TO APPLY FOR THE SYSTEMATIC WITHDRAWAL OR AUTOMATIC INVESTMENT PLANS ONLY.
--------------------------------------------------------------------------------

1. ACCOUNT REGISTRATION                                                                               Social Security No.
Name of Owner ------------------------------------------                     or Taxpayer Identification No.
Name of Co-Owner (if any) -------------------------------      Account number ------------------------------------------
                                                               (if existing account)
Address -------------------------------------------------

--------------------------------------------------------

--------------------------------------------------------------------------------

2. SYSTEMATIC WITHDRAWAL PLAN -- (SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)

MINIMUM REQUIREMENTS: $10,000 for monthly disbursements, $5,000 for quarterly, of [ ] Class A, [ ] Class B*, [ ] Class C or [ ] Class D shares in Merrill Lynch Intermediate Government Bond Fund at cost or current offering price. Withdrawals to be made either (check one) [ ] Monthly on the 24th day of each month, or [ ] Quarterly on the 24th day of March, June, September and December. If the 24th falls on a weekend or holiday, the next succeeding business day will be utilized. Begin systematic withdrawals on ________ or as soon as possible thereafter.
                   (month)

SPECIFY THE AMOUNT OF THE WITHDRAWAL YOU WOULD LIKE, HOW YOU WOULD LIKE YOUR WITHDRAWAL PAID TO YOU (CHECK ONE): [ ] $______________ of [ ] Class A, [ ] Class B*, [ ] Class C or [ ] Class D shares in the account.

SPECIFY WITHDRAWAL METHOD: [ ] check or [ ] direct deposit to bank account (check one and complete part (a) or (b) below):

DRAW CHECKS PAYABLE (CHECK ONE)
(a)  I hereby authorize payment by check

     [ ] as indicated in Item 1.
     [ ] to the order of
    ----------------------------------------------------------------------------

Mail to (check one)

     [ ] the address indicated in Item 1.
     [ ] Name (Please Print)
    ----------------------------------------------------------------------------

Address

       Signature of Owner
---------------------------------------------------                         Date
---------------------

(B) I HEREBY AUTHORIZE PAYMENT BY DIRECT DEPOSIT TO MY BANK ACCOUNT AND, IF NECESSARY, DEBIT ENTRIES AND ADJUSTMENTS FOR ANY CREDIT ENTRIES MADE TO MY ACCOUNT. I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.

Specify type of account (check one): [ ] checking [ ] savings

Name on your Account

Bank Name

Bank Number
---------------------------------------------------------         Account Number
------------------------------

Bank Address

--------------------------------------------------------------------------------

Signature of Owner

Signature of Depositor
---------------------------------------------------------  Date
------------------------------------

Signature of Depositor
(if joint account, both must sign)

NOTE: IF DIRECT DEPOSIT IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR
      A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHALL ACCOMPANY THIS APPLICATION.

---------------

* Annual withdrawal cannot exceed 10% of the value of shares of such class held in the account at the time the election to join the systematic withdrawal plan is made.

     MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND FUND -- AUTHORIZATION FORM
                            (PART 2) -- (CONTINUED)
--------------------------------------------------------------------------------

3. APPLICATION FOR AUTOMATIC INVESTMENT PLAN

     I hereby request that Merrill Lynch Financial Data Services, Inc. draw an automated clearing house ("ACH") debit on my checking account described below each month to purchase: (choose one)

       [ ] Class A shares       [ ] Class B shares      [ ] Class D shares

of Merrill Lynch Intermediate Government Bond Fund subject to the terms set forth below. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

          MERRILL LYNCH FINANCIAL DATA                                    AUTHORIZATION TO HONOR ACH DEBITS
                  SERVICES, INC.                                          DRAWN BY MERRILL LYNCH FINANCIAL
You are hereby authorized to draw an ACH debit each month     DATA SERVICES, INC.
on my bank account for investment in Merrill Lynch            To_________________________________________________ Bank
Intermediate Government Bond Fund as indicated below:                          (Investor's Bank)
    Amount of each ACH debit $________________________        Bank Address
    Account Number____________________________________        City State ------ Zip Code ------------
Please date and invest ACH debits on the 20th of each         As a convenience to me, I hereby request and authorize you
month                                                         to pay and charge to my account ACH debits drawn on my
beginning___________ or as soon thereafter as possible.       account by and payable to Merrill Lynch Financial Data
          (month)                                             Services, Inc. I agree that your rights in respect to each
I agree that you are drawing these ACH debits voluntarily     such debit shall be the same as if it were a check drawn
at my request and that you shall not be liable for any        on you and signed personally by me. This authority is to
loss arising from any delay in preparing or failure to        remain in effect until revoked personally by me in
prepare any such debit. If I change banks or desire to        writing. Until you receive such notice, you shall be fully
terminate or suspend this program, I agree to notify you      protected in honoring any such debit. I further agree that
promptly in writing. I hereby authorize you to take any       if any such debit be dishonored, whether with or without
action to correct erroneous ACH debits of my bank account     cause and whether intentionally or inadvertently, you
or purchases of Fund shares including liquidating shares      shall be under no liability.
of the Fund and crediting my bank account. I further agree    ------------------     -----------------------------------
that if a check or debit is not honored upon presentation,         Date                        Signature of Depositor
Merrill Lynch Financial Data Services, Inc. is authorized
to discontinue immediately the Automatic Investment Plan      ---------------------   ----------------------------------
and to liquidate sufficient shares held in my account to      Bank Account Number          Signature of Depositor
offset the purchase made with the dishonored debit.           (If joint account, both must sign)

 ---------------          -----------------------------
     Date                    Signature of Depositor

                          ------------------------------
                             Signature of Depositor
                        (If joint account, both must sign)

NOTE: IF AUTOMATIC INVESTMENT PLAN IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" SHOULD ACCOMPANY THIS APPLICATION.

                               INVESTMENT ADVISER

                      Merrill Lynch Asset Management, L.P.
                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536

                                Mailing Address:
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                  DISTRIBUTOR

                     Merrill Lynch Funds Distributor, Inc.
                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536

                                Mailing Address:
                                 P.O. Box 9081
                        Princeton, New Jersey 08543-9081

                                 TRANSFER AGENT

                  Merrill Lynch Financial Data Services, Inc.
                            Administrative Offices:
                           4800 Deer Lake Drive East
                        Jacksonville, Florida 32246-6484

                                Mailing Address:
                                 P.O. Box 45289
                        Jacksonville, Florida 32232-5289

                                   CUSTODIAN

                      State Street Bank and Trust Company
                                  P.O. Box 351
                          Boston, Massachusetts 02101

                              INDEPENDENT AUDITORS

                             Deloitte & Touche LLP
                                117 Campus Drive
                          Princeton, New Jersey 08540

                                    COUNSEL


                               Rogers & Wells LLP

                                200 Park Avenue
                            New York, New York 10166

------

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE INVESTMENT ADVISER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                            ------------------------

                               TABLE OF CONTENTS


                                             PAGE
                                             ----
Fee Table...................................    2
Merrill Lynch Select Pricing(SM) System.....    3
Financial Highlights........................    9
Investment Objectives and Policies..........   10
  Investment Restrictions...................   10
  Other Portfolio Strategies................   10
Investment Adviser..........................   11
  Code of Ethics............................   12
  Transfer Agency Services..................   13
Trustees....................................   13
Purchase of Shares..........................   14
  Initial Sales Charge Alternatives -- Class
    A and Class D Shares....................   16
  Deferred Sales Charge
    Alternatives -- Class B and Class C
    Shares..................................   18
  Distribution Plans........................   22
  Limitations on the Payment of Deferred
    Sales Charges...........................   24
Redemption of Shares........................   25
  Redemption................................   25
  Repurchase................................   26
  Reinstatement Privilege -- Class A and
    Class D Shares..........................   27
Dividends, Distributions and Taxes..........   27
  Dividends and Distributions...............   27
  Federal Income Taxes......................   28
Portfolio Transactions......................   30
Shareholder Services........................   30
  Investment Account........................   30
  Automatic Investment Plans................   31
  Fee-Based Programs........................   31
  Automatic Reinvestment of Dividends and
    Capital Gains Distributions.............   32
  Systematic Withdrawal Plans...............   32
  Retirement Plans..........................   32
  Exchange Privilege........................   32
  Merrill Lynch Blueprint(SM) Program.......   33
Performance Data............................   34
Additional Information......................   36
  Determination of Net Asset Value..........   36
  Organization of the Fund..................   36
  Independent Auditors......................   37
  Custodian.................................   37
  Legal Counsel.............................   37
  Shareholder Inquiries.....................   37
  Reports to Shareholders...................   37
  Additional Information....................   38
Authorization Form..........................   39
                                  Code 10431-0298


    (Merrill Lynch Logo)
    MERRILL LYNCH
    INTERMEDIATE GOVERNMENT
    BOND FUND
                                                        [MLYNCH COMPASS GRAPHIC]

PROSPECTUS


February 18, 1998


Distributor:
Merrill Lynch
Funds Distributor, Inc.

This prospectus should be
retained for future reference.

STATEMENT OF ADDITIONAL INFORMATION

FEBRUARY 18, 1998


                MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND FUND
  P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 -- PHONE NO. (609) 282-2800

                            ------------------------

     Merrill Lynch Intermediate Government Bond Fund, Inc. (the "Fund") is a diversified, open-end investment company. Pursuant to the Merrill Lynch Select Pricing(SM) System, the Fund offers four classes of shares of Common Stock, each with a different combination of sales charges, ongoing fees and other features, except that Class C shares of the Fund are available only through the Exchange Privilege. The Merrill Lynch Select Pricing(SM) System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances.

                            ------------------------


     This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the Prospectus of the Fund (the "Prospectus") dated February 18, 1998, which has been filed with the Securities and Exchange Commission (the "Commission") and is available upon oral or written request without charge. Copies of the Prospectus can be obtained by calling or by writing the Fund at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus.


     Prior to February 18, 1997, the Fund operated as the Merrill Lynch Institutional Intermediate Fund. At the close of business on February 14, 1997, the Fund was reorganized as the Merrill Lynch Intermediate Government Bond Fund and shares of the Fund outstanding on that date were reclassified as Class D Shares.

                            ------------------------

              MERRILL LYNCH ASSET MANAGEMENT -- INVESTMENT ADVISER MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objective of the Fund is to seek the highest possible current income consistent with the protection of capital afforded by investing in intermediate-term debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities with a maximum maturity not to exceed fifteen years. Under normal circumstances, all or substantially all of the Fund's assets will be invested in such securities. Under normal market conditions, the Fund will maintain a dollar-weighted average maturity of six to eight years.

     Reference is made to "Investment Objectives and Policies" on page 10 of the Prospectus for a discussion of the investment objectives and policies of the Fund.

                            INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental and non-fundamental restrictions and policies relating to the investment of its assets and its activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act of 1940 (the "Investment Company Act") means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

     Under the fundamental investment restrictions, the Fund may not:

          1. Make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act.

          2. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

          3. Make investments for the purpose of exercising control or management.

          4. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

          5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

          6. Issue senior securities to the extent such issuance would violate applicable law.

          7. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

          8. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act") in selling portfolio securities.

          9. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

     Under the non-fundamental investment restrictions, the Fund may not:

          a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the "fund of funds" provisions) of the Investment Company Act at any time the Fund's shares are owned by another investment company that is part of the same group of investment companies as the Fund.

          b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales "against the box."

          c. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Trustees of the Fund has otherwise determined to be liquid pursuant to applicable law.

          d. Notwithstanding fundamental investment restriction (7) above, the Fund will not borrow amounts in excess of 5% of the total assets of the Fund, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. In addition, the Fund will not purchase securities while borrowings are outstanding.

     Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") with the Fund, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the Investment Company Act and the rules and regulations thereunder. Included among such restricted transactions are (i) purchases from or sales to Merrill Lynch of securities in transactions in which Merrill Lynch acts as principal, and (ii) purchases of securities from underwriting syndicates of which Merrill Lynch is a member.

     Lending of Portfolio Securities. Subject to investment restriction (5) above, the Fund from time to time may lend securities from its portfolio to brokers, dealers and financial institutions and receive as collateral cash or United States Treasury securities which at all times while the loan is outstanding will be maintained in amounts equal to at least 100% of the current market value of the loaned securities. Any cash collateral will be invested in short-term securities, which will increase the current income of the Fund. Such loans, which will not have terms longer than 30 days, will be terminable at any time. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights of dividends, interest or other distributions. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging such loans. In the event of a default by the borrower, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral.

     Forward Commitments. U.S. Government securities and corporate debt obligations may be purchased on a forward commitment basis at fixed purchase terms with periods of up to 45 days between the commitment and settlement dates. The purchase will be recorded on the date the Fund enters into the commitment and the value of the security will thereafter be reflected in the calculation of the Fund's net asset value. The value of the security on the delivery date may be more or less than its purchase price. A separate account of the Fund will be established with the Custodian consisting of cash or liquid high grade debt obligations having a market value at all times until the delivery date at least equal to the amount of the forward commitment. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, the Fund may dispose of a commitment prior to settlement if the Investment Adviser deems it appropriate to do so. There can, of course, be no assurance that the judgments upon which these techniques are based will be accurate or that such techniques when applied will be effective. The Fund will enter into forward commitment arrangements only with respect to securities in which it may otherwise invest as described under "Investment Objectives and Policies."

     Repurchase Agreements. As described in the Prospectus, the Fund may invest in securities pursuant to repurchase agreements. Under such agreements, the seller agrees, upon entering into the contract, to repurchase the security at a mutually agreed-upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. The Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. Instead of the contractual fixed rate of return, the rate of return to the Fund will be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. From time to time, the Fund also may invest in securities pursuant to purchase and sale contracts. While the substance of purchase and sale contracts is similar to repurchase agreements, because of the different treatment with respect to accrued interest and additional collateral, management believes that purchase and sale contracts are not repurchase agreements as such term is understood in the banking and brokerage community. As a matter of operating policy, the Fund will not enter into repurchase agreements or purchase and sale contracts with greater than seven days to maturity if, at the time of such investment, more than 10% of the total assets of the Fund would be so invested.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS


     The Trustees and officers of the Fund, their ages, principal occupations for at least the last five years and the public companies for which they serve as directors are set forth below. Unless otherwise stated, the address of each Trustee and officer is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2646.


     ROBERT W. CROOK (61) -- President and Trustee(1)(2) -- Senior Vice President of Merrill Lynch Asset Management, L.P. ("MLAM") and of Merrill Lynch Funds Distributor, Inc. ("MLFD") since 1990 and Vice President of MLAM and MLFD prior thereto.

     A. BRUCE BRACKENRIDGE (67) -- Trustee(2) -- 9 Elm Lane, Bronxville, New York 10708. Group Executive of J.P. Morgan & Co., Inc. (banking) and Morgan Guaranty Trust Company from 1979 to 1991 and an employee of J.P. Morgan in various capacities from 1952 to 1991.

     CHARLES C. CABOT, JR. (67) -- Trustee(2) -- One Post Office Square, Boston, Massachusetts 02119. Partner of the law firm Sullivan & Worcester and associated with that firm since 1966.

     JAMES T. FLYNN (58) -- Trustee(2) -- 340 East 72nd Street, New York, New York 10021. Chief Financial Officer of J.P. Morgan & Co., Inc. from 1990 to 1995 and an employee of J.P. Morgan in various capacities from 1967 to 1995.

     TERRY K. GLENN (57) -- Trustee(1)(2) -- P.O. Box 9011, Princeton, New Jersey 08543-9011. Executive Vice President of MLAM and FAM since 1983; Executive Vice President and Director of Princeton Services, Inc. since 1993; President of MLFD since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

     GEORGE W. HOLBROOK, JR. (66) -- Trustee(2) -- 107 John Street, Southport, Connecticut 06490. Managing Partner of Bradley Resources Company (private investment company) and associated with that firm and its predecessors since 1953; Director of Canyon Resources Corporation (mineral exploration company); Director of Thoratec Laboratories Corporation (medical device manufacturer).

     W. CARL KESTER (46) -- Trustee(2) -- Harvard Business School, Morgan Hall 393, Soldiers Field, Boston, Massachusetts 02163; James R. Williston Professor of Business Administration of Harvard University Graduate School of business since 1997, having been MBA Class of 1958 Professor of Business Administration of Harvard University Graduate School of Business Administration since 1981; Independent Consultant since 1978.

     WILLIAM E. ALDRICH (64) -- Executive Vice President(2) -- Vice President of MLAM since 1993; Senior Vice President of MLFD since 1990; Vice President of MLFD prior thereto and a Vice President of FAM since 1981.

     MICHAEL J. BRADY (38) -- Senior Vice President(2) -- Vice President of MLAM since 1993; Vice President of MLFD since 1990 and an employee of MLFD prior thereto.

     WILLIAM M. BREEN (43) -- Senior Vice President and Assistant
Treasurer(2) -- Vice President of MLAM since 1993 and Vice President of MLFD since 1990 and Assistant Vice President of MLFD prior thereto.

     JAMES J. FATSEAS (41) -- Senior Vice President(2) -- Vice President of MLAM since 1993; Vice President of MLFD since 1990 and Assistant Vice President of MLFD prior thereto.


     JOSEPH T. MONAGLE, JR. (49) -- Senior Vice President(2) -- Senior Vice President and Department Head of the Global Fixed Income Division of MLAM and FAM since 1990 and Vice President of MLAM and FAM prior thereto.


     WILLIAM WASEL (39) -- Senior Vice President(2) -- Vice President of MLAM since 1993; Vice President of MLFD since 1990 and Assistant Vice President of MLFD prior thereto.

     DONALD C. BURKE (37) -- Vice President(2) -- P.O. Box 9011, Princeton, New Jersey 08543-9011. First Vice President of MLAM since 1997; Vice President of MLAM from 1990 to 1997 and Director of Taxation of MLAM since 1990.

     ANN CATLIN (36) -- Vice President(2) -- Employee of MLFD since 1986.

     DIANA FRANKLAND (62) -- Vice President(2) -- Employee of MLFD since 1979.


     JAY C. HARBECK (63) -- Senior Vice President(2) -- P.O. Box 9011, Princeton, New Jersey 08543-9011. First Vice President of MLAM since 1997; Vice President of MLAM since 1986.



     RALPH A. DECESARE (37) -- Vice President and Portfolio Manager -- Vice President of MLAM since 1993; Assistant Vice President of MLAM since 1991; and Credit Analyst of MLAM since 1990.


     MARK E. MAGUIRE (38) -- Vice President(2) -- Assistant Vice President of MLFD since 1990 and an employee of MLFD since 1986.

     PATRICIA A. SCHENA (40) -- Vice President(2) -- Assistant Vice President of MLFD since 1990 and an employee of MLFD since 1980.

     BARRY F. X. SMITH (32) -- Vice President(2) -- Employee of MLFD since 1987.

     KAREN D. YOUNG (33) -- Vice President(2) -- Employee of MLFD since 1982.

     DIANNE F. MCDONOUGH (36) -- Vice President(2) -- Employee of MLFD since
1983.

     GERALD M. RICHARD (48) -- Treasurer(2) -- P.O. Box 9011, Princeton, New Jersey 08543-9011. Senior Vice President and Treasurer of MLAM and FAM since 1984; Vice President and Treasurer of MLFD since 1981; Senior Vice President and Treasurer of Princeton Administrators, Inc. since 1988; Senior Vice President and Treasurer of Princeton Services, Inc. since 1993.

     IRA SHAPIRO(34) -- Secretary -- P.O. Box 9011, Princeton, New Jersey 08543-9011. Director (Legal Advisory) of MLAM since 1997 and attorney associated with MLAM since 1993. Prior to 1993, Mr. Shapiro was an attorney in private practice.
---------------
(1) These Trustees may be deemed to be "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940. Mr. Crook and Mr. Glenn are officers of MLFD and MLAM.
(2) Director/trustee or officer of certain other investment companies for which FAM or MLAM acts as investment adviser.

     Set forth below is a chart showing, for the fiscal year ended October 31, 1997, compensation paid by the Fund to the non-affiliated Trustees and, for the calendar year ending December 31, 1997, the aggregate compensation paid by all investment companies advised by MLAM and its affiliate, FAM (collectively, the "Fund Complex"), to the non-affiliated Trustees. Fees and expenses paid to the non-affiliated Trustees aggregated $30,000 for the fiscal year ended October 31, 1997.

                                                    PENSION OR        AGGREGATE COMPENSATION
                                                RETIREMENT BENEFITS       FROM FUND AND
                                 COMPENSATION     ACCRUED AS PART        FAM/MLAM ADVISED
NAME OF TRUSTEE                   FROM FUND      OF FUND EXPENSES     FUNDS PAID TO TRUSTEES
-----------------                ------------   -------------------   ----------------------
A. Bruce Brackenridge(1).......     $6,000              None                 $36,000
Charles C. Cabot, Jr.(1).......      6,000              None                  36,000
James T. Flynn(1)..............      6,000              None                  36,000
George W. Holbrook(1)..........      6,000              None                  36,000
W. Carl Kester(1)..............      6,000              None                  36,000

---------------
(1) In addition to the Fund, the Trustees serve on other FAM/MLAM Advised Funds as follows: Mr. Brackenridge (2) registered investment companies consisting of (6) portfolios; Mr. Cabot (2) registered investment companies consisting of (6) portfolios; Mr. Flynn (2) registered investment companies consisting of (6) portfolios; Mr. Holbrook (2) registered investment companies consisting of (6) portfolios; and Mr. Kester (2) registered investment companies consisting of (6) portfolios.


     At January 1, 1998, the officers and trustees of the Fund as a group (twenty-five persons) owned an aggregate of less than 1% of the outstanding shares of common stock of Merrill Lynch & Co., Inc. ("ML & Co.") and owned less than 1% of the outstanding shares of the Fund.


     The trustees have an Audit and Nominating Committee, the members of which are Messrs. Brackenridge, Cabot, Flynn, Holbrook and Kester.

     Each Trustee who is not an officer or employee of ML & Co. or its subsidiaries will be paid $6,000 annually in his capacity as Trustee. All Trustees will be reimbursed for any expenses incurred in attending meetings of the Board of Trustees of the Fund or of any committee thereof. No officer or employee of ML & Co. or its subsidiaries will receive any compensation from the Fund for acting as a Trustee or officer of the Fund.

MANAGEMENT AND INVESTMENT ADVISORY ARRANGEMENTS

     The Investment Adviser (MLAM) acts as the investment adviser for the Fund and provides the Fund with management services. The Investment Adviser (the general partner of which is Princeton Services Inc., a wholly owned subsidiary of ML & Co.) is itself a wholly owned affiliate of ML & Co. and has its principal place of business at 800 Scudders Mill Road, Plainsboro, New Jersey 08536. ML & Co. has its principal place of business at 250 Vesey Street, New York, New York 10281.

     The Investment Adviser is a limited partnership, the partners of which are ML & Co. and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of the Investment Adviser as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies. Similarly, the following entities may be considered "controlling persons" of MLAM U.K.:
Merrill Lynch Europe Limited (MLAM U.K.'s parent), a subsidiary of ML International Holdings, a subsidiary of Merrill Lynch International, Inc., subsidiary of ML & Co.

     The Investment Adviser has entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with MLAM U.K., an indirect, wholly owned subsidiary of ML & Co. and an affiliate of the Investment Adviser, pursuant to which the Investment Adviser pays MLAM U.K. a fee for providing investment advisory services to the Investment Adviser with respect to the Fund in an amount to be determined from time to time by the Investment Adviser and MLAM U.K. but in no event in excess of the amount that the Investment Adviser actually receives for providing services to the Fund pursuant to the Investment Advisory Agreement. The address of the sub-adviser is Milton Gate, 1 Moor Lane, London EC2Y 9HA, England.

     Pursuant to the terms of the Investment Advisory Agreement, the Investment Adviser, subject to the general supervision of the Trustees of the Fund and in conformance with the stated policies of the Fund, renders investment supervisory and administrative services to the Fund. In this regard, it is the responsibility of the Investment Adviser to make investment decisions for the Fund and to place the purchase and sale orders for the portfolio transactions of the Fund. In addition the Investment Adviser performs, or supervises the performance of, administrative services in connection with the Fund, including
(i) supervision of all aspects of the Fund's administration and operations, including processing services related to the purchase and redemption of Fund shares, the general handling of shareholder relations, and portfolio management;
(ii) providing the Fund, at the Investment Adviser's expense, with the services of persons competent to perform such administrative and clerical functions as are necessary in order to provide effective administration of the Fund; and
(iii) providing the Fund, at the Investment Adviser's expense, with adequate office space and related services. The Investment Adviser may arrange for the provision of these administrative services and functions by MLFD or another affiliate of ML & Co.

     The Investment Advisory Agreement obligates the Investment Adviser to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as compensation of all Trustees of the Fund who are affiliated persons of ML & Co. or any of its subsidiaries. The Fund pays all other expenses incurred in the operation of the Fund including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports, prospectuses and statements of additional information (except to the extent paid by the Distributor), charges of the custodian and the transfer agent, expenses of redemption of shares, Securities and Exchange Commission fees, expenses of registering the shares under Federal and state securities laws, fees and expenses of unaffiliated trustees, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund. Accounting services are provided for the Fund by the Investment Adviser, and the Fund reimburses the Investment Adviser for its costs in connection with those services. MLFD pays certain of the expenses of the Fund in connection with the continuous offering of Fund shares. See "Purchase of Shares" in the Prospectus. Certain distribution expenses will be financed by the Fund pursuant to the Distribution Plans in compliance with Rule 12b-1 under the Investment Company Act of 1940. See "Distributor."

     As compensation for the services rendered under the Investment Advisory Agreement, the Fund pays the Investment Adviser a fee, payable monthly, at an annual rate of 0.40% of the Fund's average daily net assets. For the fiscal years ended October 31, 1995, 1996 and 1997 the Fund paid investment advisory fees of $271,378, $231,551 and $152,873, respectively.

DURATION AND TERMINATION

     The Investment Advisory Agreement is effective as of October 31, 1986 and, unless earlier terminated as described below, will continue in effect from year to year if approved annually (a) by the Board of Trustees of the Fund or by a majority of the outstanding shares of the Fund, and (b) by a majority of the trustees who are not parties to that contract or interested persons (as defined in the Investment Company Act of 1940) of any such party. The Investment Advisory Agreement will terminate automatically upon its assignment and is terminable at any time without penalty by the trustees of the Fund or by a vote of a majority of the Fund's outstanding shares (as defined under "Investment Restrictions" herein) or by the Investment Adviser on 60 days' written notice to the other party. The Investment Advisory Agreement was last renewed by the Fund's Board of Trustees on September 8, 1997.

     The investment advisory services of the Investment Adviser to the Fund are not exclusive under the terms of the Investment Advisory Agreement and the Investment Adviser is also free to, and does, render such services to others.

                        DETERMINATION OF NET ASSET VALUE


     Reference is made to "Additional Information -- Determination of Net Asset Value" on page 36 of the Prospectus. The net asset value of the shares of the Fund is determined once daily by MLAM immediately after the declaration of dividends as of 15 minutes after the close of business on the New York Stock Exchange (the "NYSE") (generally 4:00 p.m., New York City time) on days that the NYSE is open for business and on any other day on which there is sufficient trading in the Fund's portfolio securities that net asset value might be materially affected but only if on any such day the Fund is required to sell or redeem shares. The NYSE is not open for business on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of the Fund is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of shares of the Fund outstanding at such time, rounded to the nearest cent. Expenses, including the investment advisory fee payable to MLAM and any account maintenance and/or distribution fees payable to the Distributor, are accrued daily.


     The per share net asset value of Class A shares generally will be higher than the per share net asset value of shares of the other classes, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares; moreover, the per share net asset value of Class D shares generally will be higher than the per share net asset value of Class B and Class C shares, reflecting the daily expense accruals of the distribution and higher transfer agency fees applicable with respect to Class B and Class C shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions which will differ by approximately the amount of the expense accrual differentials between the classes.

     Portfolio securities that are traded in the over-the-counter market are valued at the last available bid price as obtained from dealers who make a market in the securities. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund.

                             PORTFOLIO TRANSACTIONS

     Reference is made to "Portfolio Transactions" in the Prospectus.

     The obligations in which the Fund invests are traded primarily in the over-the-counter market but may be traded on an exchange. Where possible, the Fund will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. The cost of executing portfolio transactions of the Fund will primarily consist of dealer spreads and underwriting commissions.

     Under the Investment Company Act, persons affiliated with the Fund are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Securities and Exchange Commission. Since over-the-counter ("OTC") transactions are usually principal transactions, affiliated persons of the Fund, including Merrill Lynch, may not serve as dealer in connection with transactions with the Fund. Affiliated persons of the Fund may serve as broker for the Fund in OTC transactions conducted on an agency basis. Certain court decisions have raised questions as to the extent to which investment companies should seek exemptions under the Investment Company Act in order to seek to recapture underwriting and dealer spreads from affiliated entities. The Trustees have considered all factors deemed relevant, and have made a determination not to seek such recapture at this time. The Trustees will reconsider this matter from time to time.

     In placing orders, it is the policy of the Fund to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, the firm's risk in positioning the securities involved and the firm's provision of supplemental investment research (such as economic data and market forecasts). Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under its Investment Advisory Agreement, and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. In some cases, the Investment Adviser may use such supplemental research in providing investment advice to its other investment advisory accounts. While the Investment Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

     Securities held by the Fund may also be held by or be appropriate investments for other funds for which the Investment Adviser or its affiliates act as an adviser or by investment advisory clients of the Investment Adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Fund or other funds for which they act as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

PORTFOLIO TURNOVER

     The Investment Adviser effects portfolio transactions without regard to holding period if, in its judgment, such transactions are advisable in light of a change in circumstances in general market, economic or financial conditions. As a result of its investment policies, the Fund may engage in a substantial number of portfolio transactions. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spread and brokerage commissions, which are borne directly by the Fund, and may increase the percentage of the Fund's distributions which are taxable to shareholders as ordinary income. For the fiscal years ended October 31, 1996 and October 31, 1997, the Fund's portfolio turnover rates were 51.44% and 201.55%, respectively.

                               PURCHASE OF SHARES

     The Fund issues four classes of shares under the Merrill Lynch Select Pricing(SM) System: Class A and Class D shares are sold to investors choosing the initial sales charge alternatives and Class B and Class C shares are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C and Class D share represents an identical interest in the same portfolio of investments of the Fund and has the same rights except that Class B, Class C and Class D shares bear the expenses of the Class B, Class C and Class D exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which the distribution and/or account maintenance fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution
Plan). Each class has different exchange privileges. See "Shareholder
Services -- Exchange Privilege." Class C shares are available only through the Exchange Privilege.

ALTERNATIVE SALES ARRANGEMENTS

     The alternative sales arrangements available for the Fund's shares permit each investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold his shares and other relevant circumstances. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales charge and not be subject to ongoing charges, as discussed below, or to have the entire initial purchase price invested in the Fund with the investment thereafter being subject to ongoing charges.

     The Merrill Lynch Select Pricing(SM) System is used by more than 50 registered investment companies advised by MLAM or its affiliate, the Investment Adviser. Funds advised by MLAM or the Investment Adviser that use the Merrill Lynch Select Pricing(SM) System are referred to herein as "MLAM-advised mutual funds."

     The Fund has entered into separate distribution agreements (the "Distribution Agreements") with the Distributor in connection with the continuous offering of each class of shares. The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Investment Advisory Agreement described above.


INITIAL SALES CHARGE ALTERNATIVES -- CLASS A AND CLASS D SHARES


     Reduced Sales Charges. As described generally in the Prospectus, a reduced sales charge is available for any purchase of Class A or Class D shares of the Fund in excess of $100,000. The term "purchase," as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of the Fund, refers to a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his spouse and their children under the age of 21 years purchasing shares for his or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the Investment Company Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. The term "purchase" also includes purchases by employee benefit plans not qualified under Section 401 of the Code, including purchases by employees or by employers on behalf of employees, by means of a payroll deduction plan or otherwise, of shares of the Fund. Purchases by such a company or non-qualified employee benefit plan will qualify for the quantity discounts discussed above only if the Fund and the Distributor are able to realize economies of scale in sales effort and sales related expense by means of the company, employer or plan making the Fund's Prospectus available to individual investors or employees and forwarding investments by such persons to the Fund and by any such employer or plan bearing the expense of any payroll deduction plan.

     Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase Class A or Class D shares of the Fund subject to initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of any other MLAM-advised mutual fund. For any such right of accumulation to be made available the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification, and acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

     Letter of Intention. Reduced sales charges are applicable to purchases through any dealer aggregating $100,000 or more of Class A shares of the Fund or any other MLAM-advised mutual funds made within a 13-month period starting with the first purchase pursuant to a Letter of Intention in the form provided by the Distributor. The Letter of Intention is available only to investors whose accounts are maintained at the Fund's

Transfer Agent. The Letter of Intention is not a binding obligation to purchase any amount of Class A or Class D shares, but its execution will result in the purchaser's paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intention may be included under a subsequent Letter executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Fund or of other MLAM-advised mutual funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intention, may be included as a credit toward the completion of such Letter. The reduced sales charge applicable to the amount covered by the Letter of Intention will be applied only to new purchases. If the total amount of shares purchased does not equal the amount stated in the Letter of Intention, the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on Class A or Class D shares of the Fund purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to five percent of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser). The first purchase under the Letter of Intention must be five percent of the dollar amount of such Letter. If during the term of such Letter, a purchase brings the total amount invested to an amount equal to or in excess of the amount indicated in the Letter, the purchaser will be entitled on that purchase and subsequent purchases to the reduced percentage sales charge which would be applicable to a single purchase equal to the total dollar value of the Class A or Class D shares of the Fund then being purchased under such Letter, but there will be no retroactive reduction of the sales charges on any previous purchase. The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intention will be deducted from the total purchases made under such Letter. An exchange from a MLAM-advised money market fund into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intention in the Fund.

     Employee Access(SM) Accounts. Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee Access(SM) Accounts available through authorized employers. The initial minimum for such accounts is $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

     TMA(SM) Managed Trusts. Class A shares are offered to TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services at net asset value.

     Merrill Lynch Blueprint(SM) Program. Class D shares of the Fund are offered to participants in the Merrill Lynch Blueprint(SM) Program ("Blueprint"). In addition, participants in Blueprint who own Class A shares of the Fund may purchase additional Class A shares of the Fund through Blueprint. Blueprint is directed to small investors, Group IRAs and participants in certain affinity groups such as benefit plans, credit unions and trade associations. Investors placing orders to purchase Class A or Class D shares of the Fund through Blueprint will acquire such Class A or Class D shares at net asset value plus a sales charge calculated in accordance with the Blueprint sales charge schedule (i.e., up to $5,000 at .80%. Purchases of greater than $5,000 will be at the standard sales charge rate disclosed in the Prospectus). In addition, Class D shares of the Fund are being offered at net asset value plus a sales charge of .50% for participants in corporate or group IRA programs placing orders to purchase their shares through Blueprint. However, services (including the exchange privilege) available to Class A and Class D shareholders through Blueprint may differ from those available to other investors in Class A or Class D shares. Class A and Class D shares are offered at net asset value to participants in the Merrill Lynch Blueprint(SM)Program through the Merrill Lynch Directed IRA

Rollover Program ("IRA Rollover Program") available from Merrill Lynch Business Financial Services, a business unit of Merrill Lynch. The IRA Rollover Program is available to custodian rollover assets from Employer Sponsored Retirement and Savings Plans (see definition below) whose Trustee and/or Plan Sponsor offers the Merrill Lynch Directed IRA Rollover Program. Orders for purchases and redemptions of Class A or Class D shares of the Fund may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100 with a $50 minimum for subsequent purchases through Blueprint. Minimum initial or subsequent purchase requirements are waived in connection with automatic investment plans for Blueprint participants. Additional information concerning purchases through Blueprint, including any annual fees and transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint(SM) Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

     Purchase Privileges of Certain Persons. Trustees of the Fund, directors and trustees of other MLAM-advised mutual funds, ML & Co. and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co., includes MLAM, FAM and certain other entities directly or indirectly wholly-owned and controlled by ML & Co.), and their directors or employees, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class A shares of the Fund at net asset value.

     The shares of the Fund in existence prior to its reorganization at the close of business on February 14, 1997 have been reclassified as Class D shares. Although purchasers of Class D shares generally will be subject to a 1% initial sales charge, those shareholders of the Fund who have held shares of the Fund since prior to its reorganization at the close of business on February 14, 1997, will not be subject to any sales charge with respect to either their reclassified Class D shares or any Class D shares that they may purchase in the future.

     Closed-End Fund Investment Option. Class A shares of the Fund and other MLAM-advised mutual funds ("Eligible Class A Shares") are offered at net asset value to shareholders of certain closed-end funds advised by the Investment Adviser or MLAM who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merrill Lynch Select Pricing(SM) System commenced operations) and wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in Eligible Class A Shares of the Fund. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund and other MLAM-advised mutual funds ("Eligible Class D Shares"). In order to exercise this investment option, closed-end fund shareholders must (i) sell their closed-end fund shares through Merrill Lynch and reinvest the proceeds immediately in the Eligible Class A or Class D Shares of the Fund, (ii) either have acquired the shares in the closed-end fund's initial public offering or through reinvestment of dividends earned on shares purchased in such offering, (iii) have maintained their closed-end fund shares continuously in a Merrill Lynch account, and (iv) purchase a minimum of $250 worth of Fund shares. Shareholders of certain MLAM-advised continuously offered closed-end funds may reinvest at net asset value the net proceeds from a sale of certain shares of common stock of such funds in shares of the Fund. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Fund and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. will receive Class D shares of the Fund, except that shareholders already owning Class A shares of the Fund will be eligible to purchase additional Class A shares pursuant to this option, if such additional Class A shares will be held in the same account as the existing Class A shares and the other requirements pertaining to the reinvestment privilege are met. In order to exercise this investment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an "eligible fund") must sell his or her shares of common stock of the eligible fund (the "eligible shares") back to the fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This investment option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund's prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this investment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of the Fund on such day.

     Class D shares of the Fund are offered at the net asset value, without sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: First, the investor must advise Merrill Lynch that he or she will purchase Class D shares of the Fund with proceeds from a redemption of such shares of other mutual funds and that such shares have been outstanding for a period of no less than six months. Second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must have been maintained in the interim in cash or a money market fund.

     Class D shares of the Fund are also offered at net asset value, without sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated ("notice"), if the following conditions are satisfied: First, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and such fund was subject to a sales charge either at the time of purchase or on a deferred basis. Second, such purchase of Class D shares must be made within 90 days after such notice.

     Class D shares of the Fund are offered at net asset value, without sales charge, to an investor who has a business relationship with a financial consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied. First, the investor must advise Merrill Lynch that it will purchase Class D shares with proceeds from a redemption of shares of a mutual fund that was sponsored by the financial consultant's previous firm and imposed a sales charge either at the time of purchase or on a deferred basis. Second, the investor also must establish that such redemption had been made within 60 days prior to the investment in the Fund, and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

     Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investors.

     Acquisition of Certain Investment Companies. The public offering price of Class D shares of the Fund may be reduced to the net asset value per Class D share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company. The value of the assets or company acquired in a tax-free transaction may in appropriate cases be adjusted to reduce possible adverse tax consequences to the Fund which might result from an acquisition of assets having net unrealized appreciation which is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Fund.

     The issuance of Class D shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities which (i) meet the investment objectives and policies of the Fund; (ii) are acquired for investment and not for resale (subject to the understanding that the disposition of the Fund's portfolio securities shall at all times remain within its control); and (iii) are liquid securities, the value of which is readily ascertainable, which are not restricted as to transfer either by law or liquidity of market (except that the Fund may acquire through such transactions restricted or illiquid securities to the extent the Fund does not exceed the applicable limits on acquisition of such securities set forth under "Investment Objective and Policies" herein).

     Reductions in or exemptions from the imposition of a sales charge are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

EMPLOYER-SPONSORED RETIREMENT OR SAVINGS PLANS AND CERTAIN OTHER ARRANGEMENTS

     Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class A or Class D shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Certain other plans may purchase Class B shares with a waiver of the CDSC upon redemption, based on similar criteria. Such Class B shares will convert into Class D shares approximately ten years after the plan purchases the first share of any MLAM-advised mutual fund. Minimum purchase requirements may be waived or varied for such plans. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at (800) 237-7777.

DISTRIBUTION PLANS

     Reference is made to "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares -- Distribution Plan" in the Prospectus for certain information with respect to the separate distribution plans of the Fund for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid or payable by the Fund to the Distributor with respect to such classes.

     Payments of the account maintenance fees and/or distribution fees are subject to the provisions of Rule 12b-1 under the Investment Company Act. Among other things, each Distribution Plan provides that the Distributor shall provide and the Trustees shall review quarterly reports of the disbursement of the account maintenance fees and/or distribution fees paid to the Distributor. In their consideration of each Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and its related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Trustees who are not "interested persons" of the Fund, as defined in the Investment Company Act (the "Independent Trustees"), shall be committed to the discretion of the Independent Trustees then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Trustees concluded that there is reasonable likelihood that such Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Trustees or by the vote of the holders of a majority of the outstanding related class of voting securities. A Distribution Plan cannot be amended to increase materially the amount to be spent without the approval of the related class of shareholders, and all material amendments are required to be approved by the vote of Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

                              REDEMPTION OF SHARES

     The right to redeem shares or to receive payment with respect to any redemption may only be suspended for any period during which trading on the NYSE is restricted as determined by the Commission or such Exchange is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Commission as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund. Reference is made to "Redemption of Shares" in the Prospectus for certain information as to the redemption and repurchase of Fund shares.

     The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at such time.

REPURCHASE

     The Fund will normally accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after receipt of the order by the dealer, provided that the request for repurchase is received by the dealer prior to the close of business on the NYSE on the day received and is received by the Fund from such dealer not later than 30 minutes after the close of business on the NYSE (generally 4:00 p.m., New York City time), on the same day. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE (generally 4:00 p.m., New York City time), in order to obtain that day's closing price.

     For shareholders submitting their shares for repurchase through listed securities dealers, payment for fractional shares will be made by the Transfer Agent directly to the shareholder and payment for full shares will be made by the securities dealer within seven days of the proper tender of the certificates, if any, and stock power or letter requesting redemption, in each instance with signatures guaranteed as noted in the Prospectus.

REINSTATEMENT PRIVILEGE

     Shareholders who have redeemed Class A or Class D shares, including redemption through repurchase by the Fund, have a privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, at the net asset value of such shares without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised as follows. A notice to exercise this privilege along with a check for the amount to be reinstated must be received by the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor's Merrill Lynch Financial Consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

     If a shareholder disposes of shares within 90 days of their acquisition and subsequently reacquires shares of the Fund pursuant to the reinstatement privilege, then the shareholder's tax basis in those shares disposed of will be reduced to the extent the load charge paid to the Fund upon the shareholder's initial purchase reduces any load charge such shareholder would have been required to pay on the subsequent acquisition in absence of the reinstatement privilege. Instead, such load charge will be treated as an amount paid for the subsequently acquired shares and will be included in the shareholder's tax basis for such shares.


DEFERRED SALES CHARGES -- CLASS B AND CLASS C SHARES



     As discussed in the Prospectus under "Purchase of Shares -- Alternative Sale Arrangements -- Deferred Sales Charge Alternatives -- Class B and Class C Shares," while Class B shares redeemed within one year of purchase are subject to a contingent deferred sales charge under most circumstances, the charge is waived on redemptions of Class B shares in certain instances including in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or following the death or disability of a Class B shareholder. Redemptions for which the waiver applies in the case of such withdrawals are: (a) any partial or complete redemption in connection with a distribution following retirement under a tax-deferred retirement plan or attaining age 59 1/2 in the case of an IRA or other retirement plan, or part of a series of equal periodic payments (not less frequently than annually) made for the life (or life expectancy) or any redemption resulting from the tax-free return of an excess contribution to an IRA; or (b) any partial or complete redemption following the death or disability (as defined in the Code) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability. The CDSC is also waived for any Class B shares that were acquired and held at the time of redemption by Employee Access Accounts available through employers that provide Eligible 401(k) Plans. The initial minimum for such accounts is $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.


     For the period February 18, 1997 (commencement of operations) to October 31, 1997, the Distributor received CDSCs of $210 with respect to redemption of Class B shares. Additional CDSCs payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder's participation in certain fee-based programs.

     Merrill Lynch Blueprint(SM) Program. Class B shares are offered to certain participants in the Merrill Lynch Blueprint(SM) Program ("Blueprint"). Blueprint is directed to small investors and participants in certain affinity groups such as trade associations and credit unions. Class B shares are offered through Blueprint only to members of certain affinity groups. The contingent deferred sales charge is waived for shareholders who are members of certain affinity groups at the time orders to purchase Class B shares are placed through Blueprint. However, services (including the exchange privilege) available to Class B shareholders through Blueprint may differ from those available to other Class B investors. Orders for purchases and redemptions of Class B shares may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100 with a $50 minimum for subsequent purchases through Blueprint. Minimum investment amounts are waived in connection with automatic investment plans for Blueprint participants. Additional information concerning these Blueprint programs, including any annual fees or transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint(SM)Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS


     Reference is made to "Dividends, Distributions and Taxes" on page 27 of the Prospectus.


FEDERAL INCOME TAXES

     The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). As long as it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.

     Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholders has owned Fund shares. Recent legislation creates additional categories of capital gains taxable at different rates. Although the legislation does not explain how gain in these categories will be taxed to shareholders of RICs, it authorizes regulations applying the new categories of gain and the new rates to sales of securities by RICs. In the absence of guidance, there is some uncertainty as to the manner in which the categories of gain and related rates will be passed through to the shareholders in capital gain dividends. Any loss upon the sale or exchange of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Although the Fund may invest in certain municipal securities, it is not anticipated that any portion of the dividends paid by the Fund will qualify for tax-exempt treatment to shareholders.

     Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.

     Some shareholders may be subject to a 31% withholding tax on reportable dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalties of perjury that such number is correct and that he is not otherwise subject to backup withholding.

     Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares for Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period of the converted Class B shares.

     A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     The Code imposes a 4% nondeductible excise tax on a regulated investment company, such as the Fund, if it does not distribute to its shareholders during the calendar year an amount equal to 98 percent of the Fund's investment company income, with certain adjustments, for such calendar year, plus 98 percent of the Fund's capital gain net income for the one-year period ending on October 31, of such calendar year. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. While the Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. The excise tax is imposed on the amount by which the regulated investment company does not meet the foregoing distribution requirements.

     Only dividends paid by the Fund which are attributable to dividends received by the Fund will qualify for the 70% dividends-received deduction for corporations. In addition, corporate shareholders must have held their shares in the Fund for more than 45 days to qualify for the deduction on dividends paid by the Fund. Because most of the Fund's income will be interest income, rather than dividends on common or preferred stock, it is unlikely that any substantial proportion of its distributions will be eligible for the dividends-received deduction available for corporations under the Code.

     At October 31, 1997, the Fund had a net capital loss carry-forward of approximately $11,717,000 ($4,643,000 expires in 1998, $3,224,000 expires in
2002, $1,995,000 expires in 2003, $977,000 expires in 2004 and $878,000 expires in 2005), which will be available to offset like amounts of any future taxable gains. Expired capital loss carryforward in the amount of $5,830,193 has been reclassified to paid-in capital in excess of par.

     Dividends to shareholders who are nonresident aliens, trusts, estates, partnerships or corporations may be subject to a 30% United States withholding tax unless a reduced rate of withholding is provided under an applicable tax treaty. Shareholders who are nonresident aliens or foreign entities are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent sections of the Code and the Treasury Regulations promulgated thereunder. The Code and Regulations are subject to change by legislative or administrative action.

                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services described below which are designed to facilitate investment in its shares. Full details as to each of such services and copies of the various plans described below can be obtained from the Fund, the Distributor or Merrill Lynch. Certain of these services are available only to U.S. investors.

INVESTMENT ACCOUNT

     Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gains distributions. The statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gains distributions. A shareholder may make additions to his Investment Account at any time by mailing a check directly to the Fund's Transfer Agent.

     Share certificates are issued only for full shares and only upon the specific request of the shareholder. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Fund's Transfer Agent.

     Shareholders considering transferring their Class A shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the transfer agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the transfer agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he or she be issued certificates for his shares, and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence. Shareholders considering transferring a tax-deferred retirement account such as an individual retirement account from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account with Merrill Lynch for those shares.

AUTOMATIC INVESTMENT PLANS


     A shareholder may make additions to an Investment Account (as described in the Prospectus under "Shareholder Services -- Investment Account" on p. 30) at any time by purchasing Class A shares (if he or she is an eligible Class A investor as described in the Prospectus) or Class B or Class D shares at the applicable public offering price either through the shareholder's securities dealer or by mail directly to the Fund's Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Fund's Automatic Investment Plan whereby the Fund is authorized through pre-authorized checks or automated clearing house debits of $50 or more to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the Investment Account of such shareholder. For investors who buy shares of the Fund through Blueprint no minimum charge to the investors' bank accounts is required. An investor whose shares of the Fund are held within a CMA(R) or CBA(R) account may arrange to have periodic investments made in the Fund in amounts of $100 or more ($1 for retirement accounts) through the CMA(R)/CBA(R) Automated Investment Program.


FEE-BASED PROGRAMS

     Certain Merrill Lynch fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a "Program"), may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value, which may be shares of a money market fund. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program's client agreement and from the Transfer Agent at
(800) MER-FUND or (800) 637-3863.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     Unless specific instructions to the contrary are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will be reinvested automatically in additional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund as of the close of business on the monthly payment date of the dividend or distribution. Shareholders may elect in writing to receive either their dividends or capital gains distributions, or both, in cash, in which event payment will be mailed or direct deposited on or about the payment date.

     Shareholders may, at any time, notify Merrill Lynch in writing if the shareholder's account is maintained with Merrill Lynch or notify the Transfer Agent in writing or by telephone (1-800-MER-FUND) that they no longer wish to have their dividends and/or distributions reinvested in shares of the Fund or vice versa, and commencing ten days after receipt by the transfer agent of such notice, those instructions will be effected. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed distribution or redemption checks.

SYSTEMATIC WITHDRAWAL PLANS

     A shareholder of the Fund may elect to receive systematic withdrawal payments from an Investment Account of Class A, Class B, Class C or Class D shares in the form of payments by check or through automatic payment by direct deposit to his bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired shares of the Fund having a value, based upon the current net asset value, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.


     At the time of each withdrawal payment, sufficient Class A, Class B, Class C or Class D shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify either the dollar amount and class of shares to be redeemed. Redemptions will be made at net asset value as determined once by MLAM immediately after the declaration of dividends as of 15 minutes after the close of business on the NYSE (generally 4:00 p.m., New York City time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the close of business on the following business day. The check for the withdrawal payment will be mailed or the direct deposit of the withdrawal payment will be made on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all shares in the Investment Account are reinvested automatically in shares of the Fund. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor.


     Withdrawal payments should not be considered as dividends, yields or income. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be correspondingly reduced. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors who maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account from which the shareholder has elected to make systematic withdrawals.

     Alternatively, a shareholder whose shares are held within a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R)/CBA(R) Systematic Redemption Program. The minimum fixed dollar amount redeemable is $50. The proceeds of systematic redemptions will be posted to the shareholder's account five business days after the date the shares are redeemed. All redemptions are made at net asset value. A shareholder may elect to have his or her shares redeemed on the first, second, third or fourth Monday of each month, in the case of monthly redemptions, or of every other month, in the case of bimonthly redemptions. For quarterly, semiannual or annual redemptions, the shareholder may select the month in which the shares are to be redeemed and may designate whether the redemption is to be made on the first, second, third or fourth Monday of the month. If the Monday selected is not a business day, the redemption will be processed at net asset value on the next business day. The CMA(R)/CBA(R) Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automatic Investment Program. For more information on the CMA(R)/CBA(R) Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch Financial Consultant.

     With respect to redemptions of Class B and Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C
Shares -- Contingent Deferred Sales Charges -- Class B Shares" and
"-- Contingent Deferred Sales Charges -- Class C Shares." Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class D shares, the systematic withdrawal plan will automatically be applied thereafter to Class D shares. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C
Shares -- Conversion of Class B Shares to Class B Shares" in the Prospectus; if an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her Financial Consultant.

                                RETIREMENT PLANS

     Self-directed individual retirement accounts and other retirement plans are available from Merrill Lynch. Under these plans, investments may be made in the Fund and certain of the other mutual funds sponsored by Merrill Lynch as well as in other securities. Merrill Lynch charges an initial establishment fee and an annual custodial fee for each account. Information with respect to these plans is available upon request from Merrill Lynch. The minimum initial purchase to establish any such plan is $100 and the minimum subsequent purchase is $1.

  Retirement Plan

     Any Retirement Plan which does not meet the qualifications to purchase Class A or Class D shares at net asset value may purchase Class B shares with a waiver of the CDSC upon redemption if the following qualifications are met. The CDSC is waived for any Eligible 401(k) Plan redeeming Class B shares and is also waived for Class B redemptions from a 401(a) plan qualified under the Code, provided that each such plan has the same or an affiliated sponsoring employer as an Eligible 401(k) Plan purchasing Class B shares ("Eligible 401(a) Plan"). Other tax qualified retirement plans within the meaning of Section 401(a) and 403(b) of the Code which are provided specialized services (e.g., plans whose participants may direct on a daily basis their plan allocations among a menu of investments) by independent administration firms contracted through Merrill Lynch may also purchase Class B shares with a waiver of the CDSC. The CDSC is also waived for any Class B shares which are purchased by an Eligible 401(k) Plan or Eligible 401(a) Plan and are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption. The Class B CDSC is also waived for shares purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption. The minimum initial and subsequent purchase requirements are waived in connection with all the above-referenced Retirement Plans.

                               EXCHANGE PRIVILEGE

     U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds listed below. Under the Merrill Lynch Select Pricing(SM) System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the second fund in his account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class B, Class C and Class D shares will be exchangeable with shares of the same class of other MLAM-advised mutual funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period of the newly acquired shares of the other Fund as more fully described below. Class A, Class B, Class C and Class D shares also will be exchangeable for shares of certain MLAM-advised money market funds as follows: Class A shares may be exchanged for shares of Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Reserves Money Fund (available only for exchange within certain retirement plans), Merrill Lynch USA Government Reserves and Merrill Lynch U.S. Treasury Money Fund. Class B, Class C and Class D shares may be exchanged for shares of Merrill Lynch Government Fund, Merrill Lynch Institutional Fund, Merrill Lynch Institutional Tax-Exempt Fund and Merrill Lynch Treasury Fund. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

     Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of another MLAM-advised mutual fund ("new Class A or Class D shares") are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charge paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A and Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares of the Fund generally may be exchanged into the Class A or Class D shares of the other funds or into shares of the Class A and Class D money market funds with or without a reduced sales charge.

     In addition, each of the funds with Class B and Class C shares outstanding ("outstanding Class B or Class C shares") offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively

("new Class B or Class C shares"), of another MLAM-advised mutual fund on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the fund exercising the exchange privilege will continue to be subject to the fund's CDSC schedule if such schedule is higher than the CDSC relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the fund acquired through use of the exchange privilege will be subject to the higher of the fund's CDSC schedule or the CDSC relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the sales load that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is "tacked" to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Fund for those of Merrill Lynch Special Value Fund, Inc. ("Special Value Fund") after having held the Fund's Class B shares for two and a half years. The 2% sales load that generally would apply to a redemption would not apply to the exchange. Two years later the investor may decide to redeem the Class B shares of Merrill Lynch Special Value Fund and receive cash. There will be no CDSC due on this redemption, since by "tacking" the two and a half year holding period of the Fund's Class B shares to the two year holding period for the Merrill Lynch Special Value Fund Class B shares, the investor will be deemed to have held the new Class B shares for more than four years.

     Shareholders also may exchange shares of the Fund into shares of a money market fund advised by the Investment Adviser or its affiliates, but the period of time that Class B or Class C shares are held in a Class B money market fund will not count towards satisfaction of the holding period requirement for purposes of reducing the CDSC or with respect to Class B shares, towards satisfaction of the conversion period. However, shares of a money market fund which were acquired as a result of an exchange for Class B or Class C shares of a fund may, in turn, be exchanged back into Class B or Class C shares of any fund offering such shares, in which event the holding period for Class B or Class C shares of that fund will be aggregated with previous holding periods for purposes of reducing the CDSC. Thus, for example, an investor may exchange Class B shares of the Fund for shares of Merrill Lynch Institutional Fund ("Institutional Fund") after having held the Fund's Class B shares for two and a half years and two years later decide to redeem the shares of Institutional Fund for cash. At the time of this redemption, the 2% CDSC that would have been due had the Class B shares of the Fund been redeemed for cash rather than exchanged for shares of Institutional Fund will be payable. If, instead of such redemption the shareholder exchanged such shares for Class B shares of a fund which the shareholder continues to hold for an additional one and a half years, any subsequent redemption will not incur a CDSC.

     To exercise the exchange privilege, shareholders should contact their Merrill Lynch Financial Consultant who will advise the Fund of the exchange. Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. Shareholders of the Fund, and shareholders of the other funds described above with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the SEC. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.

                                PERFORMANCE DATA

     From time to time the Fund may include its average annual total return and other total return data, as well as yield, in advertisements or information furnished to present or prospective shareholders. Total return and yield figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return and yield are determined separately for Class A, Class B, Class C and Class D shares in accordance with formulas specified by the SEC and take into account the maximum applicable sales charge.

     Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.

     The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rate of return and (2) the maximum applicable sales charge will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charge, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.


     Set forth on the next page is total return information relating to the periods prior and subsequent to the reorganization of the Fund. In connection with its reorganization at the close of business on February 14, 1997, the Fund changed its investment objective from investing only in assets which would permit shares of the Fund to qualify both as "liquid assets" under the regulations of the Office of Thrift Supervision and as an investment permitted by the regulations of the National Credit Union Association to seeking the highest possible current income consistent with the protection of capital afforded by investing in intermediate-term debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities with a maximum maturity not to exceed fifteen years and, under normal market conditions, a dollar-weighted average maturity of six to eight years. For the period from the commencement of the Fund's operations through its reorganization at the close of business on February 14, 1997, the portfolio of the Fund consisted primarily of securities issued by the U.S. government and its agencies and instrumentalities. The average maturity of the Fund's portfolio during this period (generally ranging from two to five years) has been somewhat shorter than the average maturity of the Fund of six to eight years following the change in its investment objective upon its reorganization. As a result, the financial information in the table below for operations of the Fund prior to its reorganization may not be indicative of its performance following its reorganization.


                                                                                REDEEMABLE VALUE OF
PRIOR TO THE REORGANIZATION ON FEBRUARY 14, 1997           EXPRESSED AS A         A HYPOTHETICAL
----------------------------------------------------   PERCENTAGE BASED ON A     $1,000 INVESTMENT
                                                        HYPOTHETICAL $1,000        AT THE END OF
                       PERIOD                                INVESTMENT             THE PERIOD
                                                       ----------------------   -------------------
----------------------------------------------------
                                                               AVERAGE ANNUAL TOTAL RETURN
One Year Ended February 14, 1997....................                    3.15%        $1,031.50
Five Years Ended February 14, 1997..................                    5.76%        $1,323.60
Ten Years Ended February 14, 1997...................                    6.90%        $1,950.70
                                                                                ANNUAL TOTAL RETURN
One Year Ended October 31, 1996.....................                    4.87%        $1,048.70
One Year Ended October 31, 1995.....................                    9.00%        $1,090.00
One Year Ended October 31, 1994.....................                  (1.54)%        $  984.60
One Year Ended October 31, 1993.....................                    8.07%        $1,080.70
One Year Ended October 31, 1992.....................                    9.66%        $1,096.60
One Year Ended October 31, 1991.....................                   12.62%        $1,126.20
One Year Ended October 31, 1990.....................                    7.75%        $1,077.50
One Year Ended October 31, 1989.....................                    9.12%        $1,091.20
One Year Ended October 31, 1988.....................                    7.29%        $1,072.90
Inception (November 6, 1986) to October 31, 1987....                    3.18%        $1,031.80
                                                                             AGGREGATE TOTAL RETURN
Inception (November 6, 1986) to February 14, 1997...                   98.52%        $1,985.20



                                                                                REDEEMABLE VALUE OF
                   CLASS A SHARES                          EXPRESSED AS A         A HYPOTHETICAL
----------------------------------------------------   PERCENTAGE BASED ON A     $1,000 INVESTMENT
                                                        HYPOTHETICAL $1,000        AT THE END OF
                       PERIOD                                INVESTMENT             THE PERIOD
                                                       ----------------------   -------------------
----------------------------------------------------           AVERAGE ANNUAL TOTAL RETURN
                                                       (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (February 18, 1997) to October 31, 1997...                    5.75%        $1,039.90
                                                                                ANNUAL TOTAL RETURN
                                                       (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (February 18, 1997) to October 31, 1997...                    5.04%        $1,050.40
                                                                             AGGREGATE TOTAL RETURN
                                                       (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (February 18, 1997) to October 31, 1997...                    3.99%        $1,039.90

                                                                                REDEEMABLE VALUE OF
                   CLASS B SHARES                          EXPRESSED AS A         A HYPOTHETICAL
----------------------------------------------------   PERCENTAGE BASED ON A     $1,000 INVESTMENT
                                                        HYPOTHETICAL $1,000        AT THE END OF
                       PERIOD                                INVESTMENT             THE PERIOD
                                                       ----------------------   -------------------
----------------------------------------------------           AVERAGE ANNUAL TOTAL RETURN
                                                       (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (February 18, 1997) to October 31, 1997...                    5.50%        $1,038.10
                                                                                ANNUAL TOTAL RETURN
                                                       (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (February 18, 1997) to October 31, 1997...                    4.81%        $1,048.10
                                                                             AGGREGATE TOTAL RETURN
                                                       (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (February 18, 1997) to October 31, 1997...                    3.81%        $1,038.10



                                                                                REDEEMABLE VALUE OF
                   CLASS C SHARES                          EXPRESSED AS A         A HYPOTHETICAL
----------------------------------------------------   PERCENTAGE BASED ON A     $1,000 INVESTMENT
                                                        HYPOTHETICAL $1,000        AT THE END OF
                       PERIOD                                INVESTMENT             THE PERIOD
                                                       ----------------------   -------------------
----------------------------------------------------           AVERAGE ANNUAL TOTAL RETURN
                                                       (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (February 18, 1997) to October 31, 1997...                    5.16%        $1,035.70
                                                                                ANNUAL TOTAL RETURN
                                                       (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (February 18, 1997) to October 31, 1997...                    4.57%        $1,045.70
                                                                             AGGREGATE TOTAL RETURN
                                                       (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (February 18, 1997) to October 31, 1997...                    3.57%        $1,035.70



                                                                                REDEEMABLE VALUE OF
                   CLASS D SHARES                          EXPRESSED AS A         A HYPOTHETICAL
----------------------------------------------------   PERCENTAGE BASED ON A     $1,000 INVESTMENT
                                                        HYPOTHETICAL $1,000        AT THE END OF
                       PERIOD                                INVESTMENT             THE PERIOD
                                                       ----------------------   -------------------
----------------------------------------------------           AVERAGE ANNUAL TOTAL RETURN
                                                       (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
One Year Ended October 31, 1997.....................                    5.53%        $1,055.30
Five Years Ended October 31, 1997...................                    5.12%        $1,283.50
Ten Years Ended October 31, 1997....................                    7.18%        $1,999.70
                                                                                ANNUAL TOTAL RETURN
                                                       (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
One Year Ended October 31, 1997.....................                    6.60%        $1,066.00
                                                                             AGGREGATE TOTAL RETURN
                                                       (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (November 6, 1986) to October 31, 1997....                  106.32%        $2,063.20


     In order to reflect the reduced sales charges applicable to certain investors, as described under "Purchase of Shares," the total return data quoted by the Fund in advertisements directed to such investors whose purchases are subject to reduced sales load, in the case of Class A and Class D shares, or waiver of the contingent deferred sales charge in the case of Class B and Class C shares, may take into account the reduced, and not the maximum, sales charge or may not take into account the contingent deferred sales charge and therefore may reflect greater total return since, due to the reduced sales charge, a lower amount of expenses is deducted.

     On occasion, the Fund may compare its performance to that of the Standard & Poor's 500 Composite Stock Price Index, the Value Line Composite Index, the Dow Jones Industrial Average, or performance data contained in publications such as Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine or Fortune Magazine. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

                             ADDITIONAL INFORMATION

ORGANIZATION OF THE FUND


     The Fund was organized as an unincorporated business trust under the laws of Massachusetts under the name "Merrill Lynch Institutional Intermediate Fund" on September 10, 1986. At the close of business on February 14, 1997, the Fund was reorganized and changed its name to "Merrill Lynch Intermediate Government Bond Fund." Its executive offices are located at One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2646 (telephone toll free 800-225-1576). Under the Declaration of Trust, the Trustees are authorized to issue an indefinite number of shares of $0.10 par value of one or more classes, and the Trustees have designated four classes: "Class A Common Stock," "Class B Common Stock," "Class C Common Stock" and "Class D Common Stock." Each Class A, Class B, Class C and Class D share of Common Stock has equal voting rights, and each such issued and outstanding share is entitled to one vote and to participate equally in dividends and distributions declared by the Fund and in net assets of the Fund upon liquidation or dissolution remaining after satisfaction of outstanding liabilities. The shares of the Fund, when issued, will be fully paid and non-assessable, be freely transferable and have no preference, preemptive, conversion or similar rights, except that the Class B, Class C and Class D shares bear certain expenses related to the account maintenance fees associated with such shares, and Class B and Class C shares bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to such account maintenance and distribution expenditures, as applicable. See "Purchase of Shares." The Trustees are authorized to divide or combine such shares into a greater or lesser number of shares and to classify and reclassify the shares of the Fund into additional classes of Common Stock at a future date. Shares of the Fund outstanding on the date the Fund was reorganized were reclassified as Class D shares.


     There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of trustees. Shareholders may, in accordance with the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares having voting rights. Except as set forth above, the Trustees will continue to hold office and appoint successor trustees. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Fund voting for the election of Trustees can elect all of the Trustees of the Fund if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Trustees. Holders of shares of the Fund are entitled to redeem their shares as set forth under "Redemption of Shares." No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Fund.

     The Declaration of Trust establishing the Fund, dated September 10, 1986, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name of the Fund refers to the trustees under the Declaration collectively as trustees, but not as individuals or personally, and no trustee, shareholder, officer, employee or agent of the Fund may be held to any personal liability, nor may resort be had to their private property for the satisfaction of any obligation or claim otherwise in connection with the affairs of the Fund but the Fund's property only shall be liable.

     Under a separate agreement Merrill Lynch has granted the Fund the right to use the "Merrill Lynch" name and has reserved the right to withdraw its consent to the use of such name by the Fund at any time, or to grant the use of such name to any other company, and the Fund has granted Merrill Lynch, under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by Merrill Lynch.

COMPUTATION OF OFFERING PRICE PER SHARE


     Shares of the Fund outstanding at the close of business on February 14, 1997 were reclassified as D shares. The Fund's Class A, Class B and Class C shares commenced operations on February 18, 1997. The offering price, based on the Fund's net assets and number of shares, of each class, outstanding as of October 31, 1997, is calculated as set forth below.



                                                  CLASS A    CLASS B    CLASS C     CLASS D
                                                  --------   --------   -------   -----------
    Net Assets..................................  $424,748   $828,851   $46,876   $28,805,315
                                                  ========   ========   =======    ==========
    Number of Shares Outstanding................    43,628     85,109     4,816     2,958,556
                                                  ========   ========   =======    ==========
    Net Asset Value Per Share (net assets
      divided by number of shares
      outstanding)..............................  $   9.74   $   9.74   $  9.73   $      9.74
                                                  ========   ========   =======    ==========
    Sales Charge* (for Class A and Class D
      shares:
         1.00% of offering price (1.01% of net
           asset value per share))..............       .10         **        **           .10
                                                  --------   --------   -------   -----------
    Offering Price..............................  $   9.84   $   9.74   $  9.73   $      9.84
                                                  ========   ========   =======    ==========


---------------
 * Rounded to the nearest one-hundredth percent, assumes maximum sales charge is applicable.

** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares" in the Prospectus and "Redemption of Shares -- Deferred Sales
   Charges -- Class B and Class C Shares" herein.


                              INDEPENDENT AUDITORS

     Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, has been selected as the independent auditors of the Fund. The selection of independent auditors is subject to ratification by the shareholders of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

                                   CUSTODIAN

     The Chase Manhattan Bank, N.A., 4 MetroTech Center, 18th Floor, Brooklyn, New York 11245 (the "Custodian"), acts as the Custodian of the Fund's assets. Under its contract with the Fund, the Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the U.S. and with certain foreign banks and securities depositories. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.

                                 TRANSFER AGENT

     Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484 (the "Transfer Agent"), acts as of the Fund's Transfer Agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "Management of the Fund--Transfer Agency Services" in the Prospectus.

                                 LEGAL COUNSEL


     Rogers & Wells LLP, 200 Park Avenue, New York, New York 10166, is counsel for the Fund.


                            REPORTS TO SHAREHOLDERS

     The fiscal year of the Fund ends on October 31 of each year. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch Intermediate Government Bond Fund
(formerly Merrill Lynch Institutional Intermediate Fund):

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Intermediate Government Bond Fund as of October 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Intermediate Government Bond Fund as of October 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey

February 17, 1998

Merrill Lynch Intermediate Government Bond Fund                 October 31, 1997

SCHEDULE OF INVESTMENTS

                                                                    Face     Interest     Maturity              Value
Issue                                                              Amount      Rate         Date              (Note 1a)

US Government & Agency Obligations--96.7%

US Treasury Notes & Bonds                                        $1,000,000     8.875%     2/15/99          $ 1,039,690
                                                                  2,100,000    13.375      8/15/01            2,635,500
                                                                  1,000,000     6.50       5/31/02            1,028,590
                                                                  1,000,000     6.25       8/31/02            1,019,530
                                                                  1,000,000     7.25       5/15/04            1,075,940
                                                                  6,250,000     7.00       7/15/06            6,706,062
                                                                  1,000,000    10.00       5/15/10            1,240,620
=========================================================================================================================
Federal Farm Credit Banks                                         1,000,000     6.27       8/04/04            1,008,590
=========================================================================================================================
Federal Home Loan Banks                                           2,000,000     6.67       5/10/01            2,047,820
                                                                  2,000,000     6.789      2/05/07            2,071,560
=========================================================================================================================
Federal National Mortgage Association                             2,000,000     6.55       9/12/05            2,043,740
                                                                  2,000,000     6.95      11/13/06            2,041,240
                                                                  3,000,000     7.55       3/27/07            3,077,340
=========================================================================================================================
Student Loan Marketing Association                                2,000,000     7.50       3/08/00            2,073,120
=========================================================================================================================
Total US Government & Agency Obligations (Cost--$28,383,723)                                                 29,109,342
=========================================================================================================================

Face Amount                                           Short-Term Securities

US Government Agency Obligations*--3.6%

$1,079,000           Federal Home Loan Mortgage Corp., 5.65% due 11/03/1997                                   1,079,000
=========================================================================================================================
Total Short-Term Securities (Cost--$1,079,000)                                                                1,079,000
=========================================================================================================================
Total Investments (Cost--$29,462,723)--100.3%                                                                30,188,342
Liabilities in Excess of Other Assets--(0.3%)                                                                   (82,552)
                                                                                                            -----------
Net Assets--100.0%                                                                                          $30,105,790
                                                                                                            ===========
=========================================================================================================================

* Certain US Government Agency Obligations are traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.

      See Notes to Financial Statements.

Merrill Lynch Intermediate Government Bond Fund                 October 31, 1997

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of October 31, 1997

Assets:              Investments, at value (identified cost--$29,462,723) (Notes 1a & 1b) ...                  $ 30,188,342
                     Cash....................................................................                           657
                     Receivables:
                       Interest..............................................................    $ 574,773
                       Investment adviser (Note 2)...........................................       83,692
                       Beneficial interest sold..............................................       42,433          700,898
                                                                                                 ---------
                     Prepaid registration fees and other assets (Note 1e)....................                        35,686
                                                                                                               ------------
                     Total assets............................................................                    30,925,583
                                                                                                               ------------
===========================================================================================================================
Liabilities:         Payables:
                       Beneficial interest redeemed..........................................      720,392
                       Dividends to shareholders (Note 1f)...................................       50,737
                       Distributor (Note 2)..................................................        2,869          773,998
                                                                                                 ---------
                     Accrued expenses and other liabilities..................................                        45,795
                                                                                                               ------------
                     Total liabilities.......................................................                       819,793
                                                                                                               ------------
===========================================================================================================================
Net Assets:          Net assets..............................................................                  $ 30,105,790
                                                                                                               ============
===========================================================================================================================
Net Assets           Class A Shares of beneficial interest, $0.10 par value, unlimited
Consist of:          number of shares authorized.............................................                       $ 4,363
                     Class B Shares of beneficial interest, $0.10 par value, unlimited
                     number of shares authorized.............................................                         8,511
                     Class C Shares of beneficial interest, $0.10 par value, unlimited
                     number of shares authorized.............................................                           482
                     Class D Shares of beneficial interest, $0.10 par value, unlimited
                     number of shares authorized.............................................                       295,856
                     Paid-in capital in excess of par........................................                    40,941,628
                     Accumulated realized capital losses on investments--net (Note 5)........                   (11,870,669)
                     Unrealized appreciation on investments--net.............................                       725,619
                                                                                                               ------------
                     Net assets..............................................................                  $ 30,105,790
                                                                                                               ============
===========================================================================================================================
Net Asset Value:     Class A--Based on net assets of $424,748 and 43,628 shares of
                     beneficial interest outstanding.........................................                  $       9.74
                                                                                                               ============
                     Class B--Based on net assets of $828,851 and 85,109 shares of
                     beneficial interest outstanding.........................................                  $       9.74
                                                                                                               ============
                     Class C--Based on net assets of $46,876 and 4,816 shares of
                     beneficial interest outstanding.........................................                  $       9.73
                                                                                                               ============
                     Class D--Based on net assets of $28,805,315 and 2,958,556 shares of
                     beneficial interest outstanding.........................................                  $       9.74
                                                                                                               ============
===========================================================================================================================

See Notes to Financial Statements.

Merrill Lynch Intermediate Government Bond Fund                 October 31, 1997

Statement of Operations for the Year Ended October 31, 1997

Investment Income    Interest and amortization of premium and discount earned...................                  $ 2,665,577
(Note 1d):
==============================================================================================================================
Expenses:            Professional fees..........................................................    $ 186,977
                     Investment advisory fees (Note 2)..........................................      152,873
                     Registration fees (Note 1e)................................................      112,576
                     Printing and shareholder reports...........................................       71,721
                     Account maintenance fees--Class D (Note 2).................................       44,667
                     Trustees' fees and expenses................................................       30,000
                     Transfer agent fees--Class D (Note 2)......................................       24,607
                     Accounting services (Note 2)...............................................       14,972
                     Custodian fees.............................................................        8,489
                     Pricing fees...............................................................          808
                     Account maintenance and distribution fees--Class B (Note 2)................          650
                     Transfer agent fees--Class B (Note 2)......................................          228
                     Transfer agent fees--Class A (Note 2)......................................          221
                     Account maintenance and distribution fees--Class C (Note 2)................            4
                     Transfer agent fees--Class C (Note 2)......................................            4
                     Other......................................................................        2,224
                                                                                                    ---------
                     Total expenses before reimbursement........................................      651,021
                     Reimbursement of expenses (Note 2).........................................     (173,116)
                                                                                                    ---------
                     Total expenses after reimbursement.........................................                      477,905
                                                                                                                  -----------
                     Investment income--net.....................................................                    2,187,672
                                                                                                                  -----------
==============================================================================================================================
Realized &           Realized loss from investments--net........................................                   (1,031,827)
Unrealized           Change in unrealized depreciation on investments--net......................                      918,657
Gain (Loss) on                                                                                                    -----------
Investments--Net     Net Increase in Net Assets Resulting from Operations.......................                  $ 2,074,502
(Notes 1d & 3):                                                                                                   ===========
==============================================================================================================================

See Notes to Financial Statements.

Merrill Lynch Intermediate Government Bond Fund                 October 31, 1997

Statements of Changes in Net Assets

                                                                                                For the Year Ended October 31,
                                                                                                ------------------------------
Increase (Decrease) in Net Assets:                                                                     1997         1996
==============================================================================================================================
Operations:          Investment income--net...........................................             $ 2,187,672  $ 3,591,278
                     Realized loss on investments--net................................              (1,031,827)    (976,648)
                     Change in unrealized appreciation/depreciation on investments--net                918,657       (2,927)
                                                                                                  ------------  -----------
                     Net increase in net assets resulting from operations............                2,074,502    2,611,703
==============================================================================================================================
Dividends to         Investment income--net:
Shareholders           Class A.......................................................                  (14,144)          --
(Note 1f):             Class B.......................................................                  (12,287)          --
                       Class C.......................................................                      (77)          --
                       Class D.......................................................               (2,161,164)  (3,591,278)
                                                                                                  ------------  -----------
                     Net decrease in net assets resulting from dividends to shareholders            (2,187,672)  (3,591,278)
                                                                                                  ------------  -----------
==============================================================================================================================
Beneficial Interest  Net decrease in net assets derived from beneficial interest transactions      (17,062,260) (16,877,924)
Transactions                                                                                      ------------  -----------
(Note 4):
==============================================================================================================================
Net Assets:          Total decrease in net assets....................................              (17,175,430) (17,857,499)
                     Beginning of year...............................................               47,281,220   65,138,719
                                                                                                  ------------  -----------
                     End of year.....................................................             $ 30,105,790  $47,281,220
                                                                                                  ============  ===========
==============================================================================================================================

See Notes to Financial Statements.

Merrill Lynch Intermediate Government Bond Fund                 October 31, 1997

FINANCIAL INFORMATION (concluded)

Financial Highlights

The following per share data and ratios have been derived                                   For the Period
from information provided in the financial statements.                              Feb. 18, 1997+ to Oct. 31, 1997
                                                                                    -------------------------------
Increase (Decrease) in Net Asset Value:                                                 Class A    Class B    Class C
=========================================================================================================================
Per Share            Net asset value, beginning of period.........................     $   9.66    $   9.66   $   9.66
Operating                                                                              --------    --------   --------
Performance:         Investment income--net........................................         .39         .37        .36
                     Realized and unrealized gain on investments--net..............         .08         .08        .07
                                                                                       --------    --------   --------
                     Total from investment operations.............................          .47         .45        .43
                                                                                       --------    --------   --------
                     Less dividends from investment income--net....................        (.39)       (.37)      (.36)
                                                                                       --------    --------   --------
                     Net asset value, end of period...............................     $   9.74    $   9.74   $   9.73
                                                                                       ========    ========   ========
=========================================================================================================================
Total Investment     Based on net asset value per share...........................        5.04%++     4.81%++    4.57%++
Return:**                                                                              ========    ========   ========
=========================================================================================================================
Ratios to Average    Expenses, net of reimbursement...............................        1.12%*      1.39%*     1.47%*
Net Assets:                                                                            ========    ========   ========
                     Expenses.....................................................        2.08%*      2.42%*     2.64%*
                                                                                       ========    ========   ========
                     Investment income--net........................................       5.95%*      5.69%*     5.55%*
                                                                                       ========    ========   ========
=========================================================================================================================
Supplemental         Net assets, end of period (in thousands).....................     $    425    $    829   $     47
Data:                                                                                  ========    ========   ========
                     Portfolio turnover...........................................      201.55%     201.55%    201.55%
                                                                                       ========    ========   ========
=========================================================================================================================

                                                                                        Class D
The following per share data and ratios have been derived         --------------------------------------------------
from information provided in the financial statements.                        For the Year Ended October 31,
                                                                  --------------------------------------------------
Increase (Decrease) in Net Asset Value:                              1997      1996      1995      1994       1993
====================================================================================================================
Per Share            Net asset value, beginning of year........   $   9.68  $   9.82  $   9.60   $  10.31  $  10.06
Operating                                                         --------  --------  --------   --------  --------
Performance:         Investment income--net....................        .55       .61       .62        .55       .54
                     Realized and unrealized gain (loss) on
                     investments--net..........................        .06      (.14)      .22       (.71)      .25
                                                                  --------  --------  --------   --------  --------
                     Total from investment operations..........        .61       .47       .84       (.16)      .79
                                                                  --------  --------  --------   --------  --------
                     Less dividends from investment income--net       (.55)     (.61)     (.62)      (.55)     (.54)
                                                                  --------  --------  --------   --------  --------
                     Net asset value, end of year..............   $   9.74  $   9.68  $   9.82   $   9.60  $  10.31
                                                                  ========  ========  ========   ========  ========
====================================================================================================================
Total Investment     Based on net asset value per share........      6.60%     4.87%     9.00%     (1.54%)    8.07%
Return:**                                                         ========  ========  ========   ========  ========
====================================================================================================================
Ratios to Average    Expenses, net of reimbursement............      1.25%      .97%      .96%       .83%      .80%
Net Assets:                                                       ========  ========  ========   ========  ========
                     Expenses..................................      1.69%      .97%      .96%       .83%      .80%
                                                                  ========  ========  ========   ========  ========
                     Investment income--net....................      5.71%     6.19%     6.38%      5.55%     5.34%
                                                                  ========  ========  ========   ========  ========
====================================================================================================================
Supplemental         Net assets, end of year (in thousands)....   $ 28,805  $ 47,281  $ 65,139   $ 81,407  $122,283
Data:                                                             ========  ========  ========   ========  ========
                     Portfolio turnover........................    201.55%    51.44%    47.90%    172.51%   204.80%
                                                                  ========  ========  ========   ========  ========
====================================================================================================================

*   Annualized.
**  Total investment returns exclude the effects of sales loads.
+   Commencement of operations.
++  Aggregate total investment return.
    See Notes to Financial Statements.

Merrill Lynch Intermediate Government Bond Fund                 October 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Intermediate Government Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Effective February 18, 1997, as a result of the approval of its shareholders, the Fund converted to a multiple class structure. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities traded in the over-the-counter markets are valued at the last available bid price or yield equivalent as obtained from dealers who make a market in the securities. US Government securities and securities issued by Federal agencies are traded in the over-the-counter market. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount and premium) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plan with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of 0.40% of the average daily net assets of the Fund. For the year ended October 31, 1997, MLAM earned fees of $152,873, of which $49,284 was waived. MLAM also reimbursed the Fund for additional expenses of $123,832.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at

Merrill Lynch Intermediate Government Bond Fund                 October 31, 1997

NOTES TO FINANCIAL STATEMENTS (concluded)

annual rates based upon the average daily net assets of the shares as follows:

                                        Account          Distribution
                                    Maintenance Fee          Fee
--------------------------------------------------------------------------------
   Class B................             0.25%                0.25%
   Class C................             0.25%                0.25%
   Class D................             0.10%                  --
--------------------------------------------------------------------------------

This fee is to compensate MLFD for the services it provides and the expenses borne by MLFD under the Distribution Agreement. As authorized by the Plan, MLFD has entered into an agreement with Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), which provides for the compensation of MLPF&S for providing distribution-related services to the Fund. Such services relate to the sale, promotion, and marketing of the shares of the Fund.

For the year ended October 31, 1997, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:

                                         MLFD               MLPF&S
--------------------------------------------------------------------------------
   Class D...................            $277               $2,461
--------------------------------------------------------------------------------

For the year ended October 31, 1997, MLPF&S received contingent deferred sales charge of $210 relating to transactions in Class B Shares.

For the year ended October 31, 1997, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $778 for security price quotations to compute the net asset value of the Fund.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, MLFD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1997 were $72,841,211 and $88,236,741, respectively.

Net realized and unrealized gains (losses) as of October 31, 1997 were as follows:

                                            Realized          Unrealized
                                             Losses             Gains
--------------------------------------------------------------------------------
   Long-term investments......            $(1,031,827)        $ 725,619
                                          -----------         ---------
   Total......................            $(1,031,827)        $ 725,619
                                          ===========         =========
--------------------------------------------------------------------------------

As of October 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $572,260, of which $655,045 related to appreciated securities and $82,785 related to depreciated securities. The aggregate cost of investments at October 31, 1997 for Federal income tax purposes was $29,616,082.

4. Transactions in Shares of Beneficial Interest:

Net decrease in net assets derived from beneficial interest transactions was $17,062,260 and $16,877,924 for the years ended October 31, 1997 and October 31, 1996, respectively.

Transactions in shares of beneficial interest were as follows:

   Class A Shares for the Period
   February 18, 1997+ to                                Dollar
   October 31, 1997                      Shares         Amount
--------------------------------------------------------------------------------
   Shares sold......................     49,642      $ 467,013
   Shares issued to shareholders
   in reinvestment of dividends ....        124          1,191
                                         ------      ---------
   Total issued.....................     49,766        468,204
   Shares redeemed..................     (6,138)       (58,663)
                                         ------      ---------
   Net increase.....................     43,628      $ 409,541
                                         ======      =========
--------------------------------------------------------------------------------
 + Commencement of operations.
--------------------------------------------------------------------------------

   Class B Shares for the Period
   February 18, 1997+ to                                Dollar
   October 31, 1997                      Shares         Amount
--------------------------------------------------------------------------------
   Shares sold......................    100,605      $ 964,735
   Shares issued to shareholders
   in reinvestment of dividends ....        922          8,835
                                        -------      ---------
   Total issued.....................    101,527        973,570
   Shares redeemed..................    (16,418)      (156,834)
                                        -------      ---------
   Net increase.....................     85,109      $ 816,736
                                        =======      =========
--------------------------------------------------------------------------------
 + Commencement of operations.
--------------------------------------------------------------------------------

Merrill Lynch Intermediate Government Bond Fund                 October 31, 1997

   Class C Shares for the Period
   February 18, 1997+ to                                Dollar
   October 31, 1997                      Shares         Amount
--------------------------------------------------------------------------------
   Shares sold......................      4,812      $  46,564
   Shares issued to shareholders
   in reinvestment of dividends ....          4             38
                                          -----      ---------
   Net increase.....................      4,816      $  46,602
                                          =====      =========
--------------------------------------------------------------------------------
 + Commencement of operations.
--------------------------------------------------------------------------------

   Class D Shares for the Year                          Dollar
   Ended October 31, 1997                Shares         Amount
--------------------------------------------------------------------------------
   Shares sold......................    564,311    $  5,452,644
   Shares issued to shareholders
   in reinvestment of dividends ....    192,051       1,843,504
                                     ----------    ------------
   Total issued.....................    756,362       7,296,148
   Shares redeemed.................. (2,681,230)    (25,631,287)
                                     ----------    ------------
   Net decrease..................... (1,924,868)   $(18,335,139)
                                     ==========    ============
--------------------------------------------------------------------------------

   Class D Shares for the Year                          Dollar
   Ended October 31, 1996                Shares         Amount
--------------------------------------------------------------------------------
   Shares sold......................  3,906,826    $ 37,917,545
   Shares issued to shareholders
   in reinvestment of dividends ....    310,652       3,023,342
                                     ----------    ------------
   Total issued.....................  4,217,478      40,940,887
   Shares redeemed.................. (5,964,956)    (57,818,811)
                                     ----------    ------------
   Net decrease..................... (1,747,478)   $(16,877,924)
                                     ==========    ============
--------------------------------------------------------------------------------

5. Capital Loss Carryforward:

At October 31, 1997, the Fund had a net capital loss carryforward of approximately $11,717,000, of which $4,643,000 expires in 1998, $3,224,000 expires in 2002, $1,995,000 expires in 2003, $977,000 expires in 2004 and
$878,000 expires in 2005. This amount will be available to offset like amounts of any future taxable gains. Expired capital loss carryforward in the amount of $5,830,193 has been reclassified to paid-in capital in excess of par.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

------

                               TABLE OF CONTENTS


                                     PAGE
Investment Objectives and
  Policies.........................     2
Investment Restrictions............     2
Management of the Fund.............     5
  Trustees and Officers............     5
  Management and Investment
     Advisory Arrangements.........     7
  Duration and Termination.........     9
Determination of Net Asset Value...     9
Portfolio Transactions.............    10
  Portfolio Turnover...............    11
Purchase of Shares.................    11
  Alternative Sales Arrangements...    11
  Initial Sales Charge
     Alternatives --
     Class A and Class D Shares....    12
  Employer-Sponsored Retirement or
     Savings Plans and Certain
     Other Arrangements............    16
  Distribution Plan................    16
Redemption of Shares...............    17
  Repurchase.......................    17
  Reinstatement Privilege..........    17
  Deferred Sales Charges --
     Class B and Class C Shares....    18
Dividends, Distributions and
  Taxes............................    19
  Dividends and Distributions......    19
  Federal Income Taxes.............    19
Shareholder Services...............    21
  Investment Account...............    21
  Automatic Investment Plans.......    22
  Fee-Based Programs...............    22
  Automatic Reinvestment of
     Dividends and Capital Gains
     Distributions.................    22
  Systematic Withdrawal Plans......    23
Retirement Plans...................    24
Exchange Privilege.................    25
Performance Data...................    27
Additional Information.............    30
  Organization of the Fund.........    30
  Computation of Offering Price Per
     Share.........................    31
Independent Auditors...............    31
Custodian..........................    31
Transfer Agent.....................    32
Legal Counsel......................    32
Reports to Shareholders............    32
Independent Auditors' Report.......    33
Financial Statements...............    34
                        Code # 10432-0298


    [Merrill Lynch Logo]
    MERRILL LYNCH
    INTERMEDIATE GOVERNMENT
    BOND FUND

                                                          [MLYNCH COMPASS GRAPH]
    STATEMENT OF

    ADDITIONAL
    INFORMATION


    February 18, 1998


    Distributor:
    Merrill Lynch
    Funds Distributor, Inc.

                   APPENDIX FOR GRAPHIC AND IMAGE MATERIAL

        Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from this EDGAR Submission File due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.

DESCRIPTION OF OMITTED                              LOCATION OF GRAPHIC
  GRAPHIC OR IMDATE                                  OR IMAGE IN TEST
----------------------                              -------------------
Compass plate, circular                         Back cover of Prospectus and
graph paper and Merrill Lynch                   back cover of Statement of
logo including stylized market                  Additional Information
bull.

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) FINANCIAL STATEMENTS

        Contained in Part A:


           Financial Highlights for each of the years in the ten-year period ended October 31, 1997.


        Contained in Part B:


           Schedule of Investments as of October 31, 1997



           Statement of Assets and Liabilities as of October 31, 1997


           Statement of Operations for the year ended October 31, 1997

           Statements of Changes in Net Assets for each of the years in the two-year period ended October 31, 1997

           Financial Highlights for each of the years in the five-year period ended October 31, 1997.

     (b) EXHIBITS

EXHIBIT
NUMBER                                          DESCRIPTION
------       ----------------------------------------------------------------------------------
  1(a)  --   Declaration of Trust (incorporated by reference to Exhibit 1 to Registrant's
             Registration Statement on Form N-1A (File No. 33-8708)).
  1(b)  --   Form of Amendment to Declaration of Trust
  2     --   By-Laws of Registrant (incorporated by reference to Exhibit 2 to Registrant's
             Registration Statement on Form N-1A (File No. 33-8708)).
  3     --   None.
  4     --   Specimen certificates for Class A, Class B, Class C and Class D shares of beneficial interest of Fund (incorporated by reference to Exhibit 4 to
             Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form
             N-1A (File No. 33-8708).
  5     --   Form of Investment Advisory Agreement (incorporated by reference to Exhibit 5 to
             Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A
             (File No. 33-8708)).
  5(a)  --   Form of Sub-Advisory Agreement between Fund Asset Management, L.P. and Merrill
             Lynch Asset Management U.K. Limited (incorporated by reference to exhibit 5(a) to
             Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form
             N-1A (File No. 33-8708)).
  6(a)  --   Form of Class A Distribution Agreement between Registrant and Merrill Lynch Funds
             Distributor, Inc. (including form of Selected Dealer Agreement) (incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 10 to Registrant's
             Registration Statement on Form N-1A (File No. 33-8708)).
  6(b)  --   Form of Class B Distribution Agreement between Registrant and Merrill Lynch Funds
             Distributor, Inc. (including form of Selected Dealer Agreement) (incorporated by reference to Exhibit 6(b) to Post-Effective Amendment No. 10 to Registrant's
             Registration Statement on Form N-1A (File No. 33-8708)).
  6(c)  --   Form of Class C Distribution Agreement between Registrant and Merrill Lynch Funds
             Distributor, Inc. (including form of Selected Dealer Agreement) (incorporated by reference to Exhibit 6(c) to Post-Effective Amendment No. 10 to Registrant's
             Registration Statement on Form N-1A (File No. 33-8708)).
  6(d)  --   Form of Class D Distribution Agreement between Registrant and Merrill Lynch Funds
             Distributor, Inc. (including form of Selected Dealer Agreement) (incorporated by reference to Exhibit 6(d) to Post-Effective Amendment No. 10 to Registrant's
             Registration Statement on Form N-1A (File No. 33-8708)).
  7     --   None.
  8     --   Form of Custodian Agreement (incorporated by reference to Exhibit 8 to
             Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A
             (File No. 33-8708)).

EXHIBIT
NUMBER                                          DESCRIPTION
------       ----------------------------------------------------------------------------------
  9(a)  --   Form of Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing
             Agency Agreement between Registrant and Merrill Lynch Financial Data Services,
             Inc. (incorporated by reference to Exhibit 9(a) to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-8708)).
  9(b)  --   Form of Agreement relating to the use of the "Merrill Lynch" name (incorporated by reference to Exhibit 9(b) to Pre-Effective Amendment No. 1 to Registrant's
             Registration Statement on Form N-1A (File No. 33-8708)).
 10     --   Opinion of Counsel. (incorporated by reference to Exhibit 10 to Post-Effective
             Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File No.
             33-8708)).
 11     --   Consent of Deloitte & Touche LLP, independent accountants for the Registrant.*
 12     --   None.
 13(a)  --   None.
 14     --   None.
 15(a)  --   Form of Class B Distribution Plan of Registrant (incorporated by reference to
             Exhibit 15(a) to Post-Effective Amendment No. 10 to Registrant's Registration
             Statement on Form N-1A (File No. 33-8708)).
 15(b)  --   Form of Class C Distribution Plan of Registrant (incorporated by reference to
             Exhibit 15(b) to Post-Effective Amendment No. 10 to Registrant's Registration
             Statement on Form N-1A (File No. 33-8708)).
 15(c)  --   Form of Class D Distribution Plan of Registrant (incorporated by reference to
             Exhibit 15(c) to Post-Effective Amendment No. 10 to Registrant's Registration
             Statement on Form N-1A (File No. 33-8708)).
 16     --   Schedule for computation of each performance quotation provided in the
             Registration Statement in response to Item 22 (incorporated by reference to
             Exhibit 16 to Post-Effective Amendment No. 2 to Registrant's Registration
             Statement on Form N-1A (File No. 33-8708)).
 17     --   None.
 18     --   Form of plan under Rule 18f-3 (incorporated by reference to Exhibit 18 to
             Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form
             N-1A (File No. 33-8708)).
 27(a)  --   Financial Data Schedule -- Class A shares.*
 27(b)  --   Financial Data Schedule -- Class B shares.*
 27(c)  --   Financial Data Schedule -- Class C shares.*
 27(d)  --   Financial Data Schedule -- Class D shares.*

---------------
* Filed herewith.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.

                                                                                   NUMBER OF
                                                                                  HOLDERS AT
                               TITLE OF CLASS                                  DECEMBER 31, 1997
----------------------------------------------------------------------------   -----------------
Class A common stock, par value $0.10 per share.............................            81
Class B common stock, par value $0.10 per share.............................           105
Class C common stock, par value $0.10 per share.............................            11
Class D common stock, par value $0.10 per share.............................           245

---------------
Note: The number of holders shown in the table above includes holders of record plus beneficial owners, whose shares are held of record by Merrill Lynch, Pierce, Fenner & Smith Incorporated.

ITEM 27. INDEMNIFICATION.

     Reference is made to Section 5.3 of Registrant's Declaration of Trust.

     Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement;
(ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance of an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


     Merrill Lynch Asset Management, L.P. ("MLAM" or the "Investment Adviser"), an affiliate of FAM, acts as the investment adviser for the following open-end registered investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund for Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S.A. Government Reserves, Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch Utility Income Fund, Inc., and Merrill Lynch Variable Series Funds, Inc., and Hotchkis and Wiley Funds (advised by Hotchkis and Wiley, a division of MLAM); and the following closed-end registered investment companies:
Convertible Holdings, Inc., Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc. MLAM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisors Trust.

     Fund Asset Management, L.P. ("FAM") acts as the investment adviser for the following other open-end registered investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc. and The Municipal Fund Accumulation Program, Inc., and the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund, III, Inc., Debt Strategies Fund, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings Fund, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings Florida Insured Fund, MuniHoldings New York Insured Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest Florida Fund, MuniVest Michigan Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc., Taurus MuniCalifornia Holdings, Inc., Taurus MuniNew York Holdings, Inc. and Worldwide DollarVest Fund, Inc.



     The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Intermediate Government Bond Fund is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2646. The address of the Investment Adviser and of Merrill Lynch Funds Distributor, Inc. ("MLFD"), and MLAM is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML & Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281-1213.


     Set forth below is a list of each officer and director of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since October 31, 1995 for his or her or its own account or in the capacity of director, officer, partner or trustee. In addition, Messrs. Zeikel, Glenn and Richard hold the same positions with substantially all of the investment companies described in the preceding paragraph and Messrs. Giordano, Harvey and Monagle are directors or officers of one or more of such companies. Messrs. Zeikel and Richard also hold the same positions with all or substantially all of the investment companies advised by FAM as they do with the Investment Adviser. Messrs. Harvey and Monagle are directors or officers of one or more of such companies.

                               POSITIONS WITH                 OTHER SUBSTANTIAL BUSINESS,
         NAME                INVESTMENT ADVISER            PROFESSION, VOCATION OR EMPLOYMENT
-----------------------   -------------------------   --------------------------------------------
ML & Co.                  Limited Partner             Financial Services Holding Company; Limited
                                                        Partner of MLAM
Fund Asset Management,    Limited Partner             Investment Advisory Services
  Inc.
Princeton Services,       General Partner             General Partner of MLAM
  Inc. ("Princeton
  Services")

                               POSITIONS WITH                 OTHER SUBSTANTIAL BUSINESS,
         NAME                INVESTMENT ADVISER            PROFESSION, VOCATION OR EMPLOYMENT
-----------------------   -------------------------   --------------------------------------------
Arthur Zeikel             President and Director      Chairman of MLAM; President of MLAM and FAM
                                                        (from 1977 to 1997); Chairman and Director
                                                        of Princeton Services; President of
                                                        Princeton Services (from 1993 to 1997);
                                                        Executive Vice President of ML & Co.
Jeffrey M. Peek           President                   President of MLAM since 1997; President and
                                                        Director of Princeton Services since 1997;
                                                        Executive Vice President of ML & Co.
Terry K. Glenn            Executive Vice President    Executive Vice President of MLAM and FAM;
                                                        Executive Vice President and Director of
                                                        Princeton Services; President of MLFD and
                                                        Director thereof; President of Princeton
                                                        Administrators, L.P.
Robert W. Crook           Senior Vice President       Senior Vice President of MLFD; Vice
                                                        President of MLFD and Vice President of
                                                        FAM
Linda L. Federici         Senior Vice President       Senior Vice President of MLAM
Vincent R. Giordano       Senior Vice President       Senior Vice President of MLAM; Senior Vice
                                                        President of Princeton Services
Elizabeth A. Griffin      Senior Vice President       Senior Vice President of MLAM; Senior Vice
                                                        President of Princeton Services
Norman R. Harvey          Senior Vice President       Senior Vice President of MLAM; Senior Vice
                                                        President of Princeton Services
Michael J. Hennewinkel    Senior Vice President       Senior Vice President of MLAM; Senior Vice
                                                        President of Princeton Services
Philip L. Kirstein        Senior Vice President       Senior Vice President, General Counsel and
                            General Counsel, and        Secretary of MLAM; Senior Vice President,
                            Secretary                   General Counsel, Director and Secretary of
                                                        Princeton Services
Ronald M. Kloss           Senior Vice President       Senior Vice President of MLAM; Senior Vice
                                                        President of Princeton Services
Debra Landsman-Yaros...   Senior Vice President       Senior Vice President of MLAM; Vice
                                                      President of MLFD
Stephen M. M. Miller      Senior Vice President       Executive Vice President of Princeton
                                                        Administrator, L.P.; Senior Vice President
                                                        of Princeton Services
Joseph T. Monagle, Jr.    Senior Vice President       Senior Vice President of MLAM; Senior Vice
                                                        President of Princeton Services
Michael L. Quinn          Senior Vice President       Senior Vice President of FAM; Senior Vice
                                                        President of Princeton Services; Managing
                                                        Director and First Vice President of
                                                        Merrill Lynch, Pierce, Fenner & Smith
Richard L. Reller         Senior Vice President       Senior Vice President of MLAM; Senior Vice
                                                        President of Princeton Services and
                                                        Director of MLFD

                               POSITIONS WITH                 OTHER SUBSTANTIAL BUSINESS,
         NAME                INVESTMENT ADVISER            PROFESSION, VOCATION OR EMPLOYMENT
-----------------------   -------------------------   --------------------------------------------
Gerald M. Richard         Senior Vice President and   Senior Vice President and Treasurer of MLAM;
                            Treasurer                   Senior Vice President and Treasurer of
                                                        Princeton Services; Vice President and
                                                        Treasurer of MLFD
Gregory D. Upah           Senior Vice President       Senior Vice President of MLAM
Ronald L. Welburn         Senior Vice President       Senior Vice President of MLAM; Senior Vice
                                                        President of Princeton Services


     Set forth below is a list of each executive officer and director of MLAM U.K. indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since July 1, 1995, for his or her own account or in the capacity of director, officer, partner or trustee. In addition, Messrs. Zeikel, Albert and Richard are officers of one or more of the registered investment companies listed in the first two paragraphs of this Item 28:


                                POSITION WITH                 OTHER SUBSTANTIAL BUSINESS,
         NAME                     MLAM U.K.                PROFESSION, VOCATION OR EMPLOYMENT
-----------------------   -------------------------   --------------------------------------------
Arthur Zeikel             Director and Chairman       Chairman of the Manager and FAM; President
                                                        of the Manager and FAM (from 1977 to
                                                        1997); Chairman and Director of Princeton
                                                        Services; President of Princeton Services
                                                        (from 1993 to 1997); Executive Vice
                                                        President of ML & Co.

Alan J. Albert            Senior Managing Director    Vice President of the Manager

Terry K. Glenn            Director                    Director of Merrill Lynch Europe PLC;
                                                        General Counsel of Merrill Lynch
                                                        International Private Banking Group

Gerald M. Richard         Senior Vice President       Senior Vice President and Treasurer of the
                                                        Manager and FAM; Senior Vice President and
                                                        Treasurer of Princeton Services; Vice
                                                        President and Treasurer of the MLFD

Carol Ann Langham         Company Secretary           None

Debra Anne Searle         Assistant Company           None
                            Secretary


ITEM 29. PRINCIPAL UNDERWRITERS.

     (a) Merrill Lynch Funds Distributor, Inc. ("MLFD") acts as the principal underwriter for the Registrant. MLFD acts as the principal underwriter for each of the investment companies referred to in Item 28 except Apex Municipal Fund, Inc., CBA Money Fund, CMA Government Securities Fund, CMA Treasury Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, Merrill Lynch Corporate High Yield Fund, Inc., Merrill Lynch Corporate High Yield Fund II, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Florida Fund, MuniVest Fund II, Inc., MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured

Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, Inc., MuniYield Fund, Inc., MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc., Taurus MuniCalifornia Holdings, Inc., Taurus MuniNew York Holdings, The Corporate Fund Accumulation Program, Inc., The Municipal Fund Accumulation Program, Inc., World Wide Dollar Vest, Inc.

     (b) Set forth below is information concerning each director and officer of MLFD. The principal business address of each such person is P.O. Box 9081, Princeton, New Jersey 08543-9011, except that the address of Messrs. Crook, Aldrich, Brady, Breen, Fatseas, Maguire and Wasel and Ms. Schena is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.


                                               POSITIONS AND OFFICES         POSITIONS AND OFFICES
                  NAME                           WITH UNDERWRITER               WITH REGISTRANT
----------------------------------------   -----------------------------   --------------------------
Terry K. Glenn..........................   President                                Trustee
Richard R. Reller.......................   Director                                   None
Thomas J. Verage........................   Director                                   None
William E. Aldrich......................   Senior Vice President            Executive Vice President
Robert W. Crook.........................   Senior Vice President             President and Trustee
Gerald M. Richard.......................   Vice President and Treasurer    Vice President, Treasurer
Michael G. Clark........................   Vice President                             None
Michelle T. Lau.........................   Vice President                             None
Salvatore Venezia.......................   Vice President                             None
Michael J. Brady........................   Vice President                    Senior Vice President
William M. Breen........................   Vice President                  Senior Vice President and
                                                                              Assistant Treasurer
James T. Fatseas........................   Vice President                    Senior Vice President
William Wasel...........................   Vice President                    Senior Vice President
Debra W. Landsman-Yaros.................   Vice President                             None
Mark E. Maguire.........................   Assistant Vice President          Senior Vice President
Patricia A. Schena......................   Assistant Vice President            Vice President and
                                                                              Assistant Secretary
Robert Harris...........................   Secretary                                  None


     (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.


     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of the Registrant, Merrill Lynch Intermediate Government Bond Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536; its Investment Adviser, Merrill Lynch Asset Management, 800 Scudders Mill Road, Plainsboro, New Jersey 08536; its Transfer Agent, Merrill Lynch Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289; and its Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.


ITEM 31. MANAGEMENT SERVICES.

     Other than as set forth under the caption "Management of the Fund" in the Prospectus constituting Part A of the Registration Statement and under the caption "Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

ITEM 32. UNDERTAKINGS.

     The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request, and without charge.

                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT CERTIFIES THAT IT MEETS ALL OF THE REQUIREMENTS FOR EFFECTIVENESS OF THIS POST-EFFECTIVE AMENDMENT TO ITS REGISTRATION STATEMENT PURSUANT TO RULE 485(b) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS POST-EFFECTIVE AMENDMENT TO ITS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE
COUNTY OF SUFFOLK, AND COMMONWEALTH OF MASSACHUSETTS, ON THE   TH DAY OF
FEBRUARY, 1998.

                                          MERRILL LYNCH INTERMEDIATE
                                          GOVERNMENT BOND FUND

                                          By:      /s/ ROBERT W. CROOK
                                            ------------------------------------
                                                      ROBERT W. CROOK

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT TO THE REGISTRANT'S REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

                   SIGNATURE                                TITLE                    DATE
-----------------------------------------------  ---------------------------  ------------------

              /s/ ROBERT W. CROOK                President and Trustee         February   , 1998
-----------------------------------------------    (Principal Executive
                ROBERT W. CROOK                    Officer)

                       *                         Treasurer (Principal
-----------------------------------------------    Financial and Accounting
               GERALD M. RICHARD                   Officer)

                       *                         Trustee
-----------------------------------------------
             A. BRUCE BRACKENRIDGE

                       *                         Trustee
-----------------------------------------------
             CHARLES C. CABOT, JR.

                       *                         Trustee
-----------------------------------------------
                JAMES T. FLYNN

                       *                         Trustee
-----------------------------------------------
                TERRY K. GLENN

                       *                         Trustee
-----------------------------------------------
            GEORGE W. HOLBROOK, JR.

                       *                         Trustee
-----------------------------------------------
                W. CARL KESTER

           *By: /s/ ROBERT W. CROOK                                            February   , 1998
-----------------------------------------------
      (ROBERT W. CROOK, ATTORNEY-IN-FACT)

                               INDEX TO EXHIBITS


EXHIBIT                                                                                    PAGE
NUMBER                                                                                    NUMBER
-------                                                                                   ------
11        --  Consent of Deloitte & Touche LLP, independent auditors of the
              Registrant*...............................................................
27(a)     --  Financial Data Schedule--Class A shares*..................................
  (b)     --  Financial Data Schedule--Class B shares*..................................
  (c)     --  Financial Data Schedule--Class C shares*..................................
  (d)     --  Financial Data Schedule--Class D shares*..................................


---------------
* Filed herewith.